As filed with the Securities and Exchange Commission on April 25, 2003
                                File No. 33-12289


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  --------------------------------------------

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                  --------------------------------------------

                         Pre-Effective Amendment No. |_|



                       Post-Effective Amendment No. 19 |X|



                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940 |X|



                              AMENDMENT NO. 19 |X|


                        (Check appropriate box or boxes)

                           CLEARWATER INVESTMENT TRUST
               (Exact name of registrant as specified in charter)

        332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101-1394
                (Address of principal executive office)        Zip Code

       Registrant's Telephone Number, including Area Code: (651) 228-0935

      Joseph P. Barri, Hale and Dorr LLP, 60 State Street, Boston, MA 02109
                    (Name and address of agent for service)

  It is proposed that this filing will become effective (check appropriate box)


         [X] on April 30, 2003, pursuant to paragraph (b)(2) of Rule 485 under the Securities Act

                           CLEARWATER INVESTMENT TRUST




                             CLEARWATER GROWTH FUND
                            CLEARWATER SMALL CAP FUND
                         CLEARWATER TAX-EXEMPT BOND FUND










                                   PROSPECTUS


                                 April 30, 2003









    The Securities and Exchange Commission has not approved or disapproved of these securities as an investment or determined whether this prospectus is accurate or complete.
                    Any statement to the contrary is a crime.

                                    CONTENTS

Investment objectives, key investments, strategies, risks and expenses:

               Things you should know before investing........................2
               Clearwater Growth Fund.........................................3
               Clearwater Small Cap Fund......................................6
               Clearwater Tax-Exempt Bond Fund................................9

Other investments and investment strategies..................................12

Management...................................................................13

Buying shares................................................................14

Exchanging and redeeming shares..............................................15

Other things to know about share transactions................................16

Dividends, distributions and taxes...........................................17

Financial highlights.........................................................18



                     THINGS YOU SHOULD KNOW BEFORE INVESTING



About mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


About each fund's investment objective

Each fund's investment objective is classified as nonfundamental and may be changed by the fund's trustees without shareholder approval.








                         Clearwater Investment Trust-2

                             CLEARWATER GROWTH FUND


Investment objectives

The fund seeks long-term growth of capital. Current income, to the extent income is produced by the stocks included in the Russell 1000 Index, is a secondary objective.


Key investments and strategies

The fund is passively managed to track but not replicate the Russell 1000 Index, an unmanaged, capitalization weighted index of the largest 1,000 public companies in the United States. The fund holds a broadly diversified portfolio of common stocks comparable to stocks in the Index in terms of economic sector weightings, market capitalization and liquidity.


How the subadviser selects the fund's investments

The subadviser manages the fund so that the fund's holdings match the holdings of the Index as closely as possible without requiring the fund to realize taxable gains. This means that the fund will not buy and sell securities to match changes in the composition of securities in the Index. Instead, the manager adjusts the fund's portfolio periodically to reflect the holdings and weightings of the Index but only after consideration of the fund's policy to minimize realization of taxable gains.

Prior to 1998, the fund was actively managed to meet a different investment objective. To reduce potential realized capital gain from the sale of portfolio securities acquired prior to 1998, the subadviser is gradually adjusting the fund's portfolio to align it with the Index over a period of several years. Until the fund's portfolio is aligned with the Index, the fund may continue to hold securities in amounts that do not match Index weightings and will be subject to the risks of such securities.


Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

|X| The Russell 1000 Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks. |X| An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Index.
|X| The stocks of companies which comprise the Index fall out of favor with investors.

Even though the fund invests substantially all of its assets in the common stocks of companies represented in the Russell 1000 Index, the fund will not mirror the Index perfectly because:

|X| The fund must have an amount of cash or other liquid securities available to meet redemption requests;
|X| The subadviser manages the fund to reduce the tax liability to the fund's shareholders; and
|X|  The fund bears certain expenses the Index does not bear.






                         Clearwater Investment Trust-3

Total return and comparative performance

The bar chart indicates the risks of investing in the fund by showing the performance of the fund's shares for each of the past 10 calendar years. The total return table indicates the risk of investing in the fund by comparing the average annual total return of the fund for the periods shown to that of the Russell 1000 Index, an unmanaged index of common stocks of the largest 1000 public companies in the United States. The table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends. Past performance, both before and after taxes, does not necessarily indicate how the fund will perform in the future.


[OBJECT OMITTED]

               % Total Return


2.2   1.2  32.8  21.5  28.4  22.7  24.3  -2.0 -13.2 -22.3
93    94    95    96    97    98    99    00    01    02
         Calendar years ended December 31



                                        Quarterly returns

                                        Highest:   21.9% in 4th quarter 1998
                                        Lowest:   (16.8)% in 3rd quarter 2002



Clearwater Growth Fund Average Annual Total Returns
                                        (Calendar Years Ended December 31, 2002)
                                         1 Year         5 Years        10 Years
        Return Before Taxes              -22.29%         0.16%          7.99%
Return After Taxes on Distributions      -22.67%        -0.68%          6.58%
Return After Taxes on Distributions      -18.01%         0.23%          6.52%
      and Sale of Fund Shares
  Russell 1000 Index (reflects no        -21.65%        -0.58%          9.65%
  deduction for expenses or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                         Clearwater Investment Trust-4

Fees and expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder fees (paid directly from your investment)                     None
Annual fund operating expenses (paid by the fund as a % of fund net assets)
     Management fees                                                      0.45%
     Other expenses                                                       0.00%
                                                                          -----
     Total annual fund operating expenses                                 0.45%
                                                                          =====


Example

This example helps you compare the costs of investing in the fund with other mutual funds. Your actual costs may be higher or lower.

Number of years you own your shares                       1 year*            3 years*      5 years*        10 years*
                                                          $ 46               $ 144         $ 252           $ 567

------------------------------ -------------------------------------------------------------------------------------------
*This example assumes          o        You invest $10,000 for the period shown
                               o        You reinvest all distributions and dividends
                               o        The fund's operating expenses remain the same
                               o        Your investment has a 5% return each year
                               o        You redeem all of your shares at the end of the period shown
------------------------------ -------------------------------------------------------------------------------------------


Total fund expenses are contractually limited to 0.45% of average daily net assets. However, beginning July 1, 2002 the manager voluntarily reduced management fees otherwise payable by the Fund to 0.39%. Had the above example been calculated using the reduced fee the one year, three years, five years and ten years fee totals would have been $40, $125, $219 and $493, respectively. It is the manager's current intent to continue this fee reduction indefinitely. Nonetheless, the manager may terminate this voluntary fee reduction at any time.


                         Clearwater Investment Trust-5

                            CLEARWATER SMALL CAP FUND


Investment objectives

The fund seeks long-term growth of capital. Current income is a secondary objective.


Key investments and strategies

The fund normally invests at least 80% of its assets in equity securities of small companies. The fund defines "small companies" as issuers with market capitalizations no greater than the range of capitalizations of the companies included in the Russell 2000 Index at the time of investment. Equity securities consist primarily of exchange traded common and preferred stocks and convertible securities.

 How the subadviser selects the fund's investments

The subadviser uses a "bottom up" investment approach in selecting securities based on its fundamental analysis of a security's value. In selecting individual companies for investment, the subadviser looks for companies with:

|X|  Growing and accelerating  sales,  earnings and cash flow.
|X|  Above average growth rates at reasonable market valuations.
|X| Low valuations relative to long term potential because the market has overlooked them or because they are temporarily out of favor in the market due to poor economic conditions, adverse regulatory changes or market declines.

The subadviser also employs an active sell discipline and will generally sell stock if it determines:

|X|  The company's future fundamentals have deteriorated
|X|  The company's stock has reached full or excessive valuation level.

Proceeds are then reinvested in new securities exhibiting desirable investment characteristics as described above.


Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

|X| The stock market goes down. This risk may be greater if you are a short-term investor.
|X|  Small company stocks fall out of favor with investors.
|X| The manager's judgment about the attractiveness or relative value of a particular security proves to be incorrect.

The fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their common stocks, are likely to:

|X| Be more sensitive to changes in the economy, earnings results and investor expectations.
|X|  Have more limited product lines and capital resources.
|X|  Experience sharper swings in market values.
|X|  Be harder to sell at the times and prices the fund thinks appropriate.
|X|  Offer greater potential for gain and loss.





                         Clearwater Investment Trust-6

Total return and comparative performance


The bar chart indicates the risks of investing in the fund by showing the performance of the fund's shares for each calendar year since the current subadviser assumed management of the fund. The total return table indicates the risk of investing in the fund by comparing the average annual total return of the fund for the periods shown to that of the Russell 2000 Index, an unmanaged index of small capitalization stocks. The table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividend. Past performance, both before and after taxes, does not necessarily indicate how the fund will perform in the future.


[OBJECT OMITTED]
                    % Total Return

-6.7  26.3  15.0  40.2  -7.1  27.3  10.7  13.3 -10.3
 94    95    96    97    98    99    00    01    02

      Calendar years ended December 31


                                           Quarterly returns

                                           Highest:  25.5% in 3rd quarter 1997
                                           Lowest:  (25.1)% in 3rd quarter 1998







Clearwater Small Cap Fund Average Annual Total Returns  (Calendar Years Ended December 31, 2002)
                                         1 Year         5 Years        10 Years      Since Inception     Inception Date
        Return Before Taxes              -10.27%         5.89%           n/a              10.85%            12/31/93
Return After Taxes on Distributions      -10.27%         3.61%           n/a              7.89%
Return After Taxes on Distributions      -8.21%          4.06%           n/a              7.86%
      and Sale of Fund Shares
  Russell 2000 Index (reflects no        -20.48         -1.36%           n/a              5.93%
  deduction for expenses or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                         Clearwater Investment Trust-7

Fees and expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder fees (paid directly from your investment) None Annual fund operating expenses (paid by the fund as a % of fund net assets)
     Management fees                                                      1 .35%
     Other expenses                                                       0 .00%
                                                                          ------
     Total annual fund operating expenses                                 1 .35%
                                                                          ======



Example

This example helps you compare the costs of investing in the fund with other mutual funds. Your actual costs may be higher or lower.

Number of years you own your shares                       1 year*            3 years*      5 years*        10 years*
                                                          $ 137              $ 428         $ 739           $ 1,624

------------------------------ -------------------------------------------------------------------------------------------
*This example assumes          o        You invest $10,000 for the period shown
                               o        You reinvest all distributions and dividends
                               o        The fund's operating expenses remain the same
                               o        Your investment has a 5% return each year
                               o        You redeem all of your shares at the end of the period shown
------------------------------ -------------------------------------------------------------------------------------------


Total fund expenses are contractually limited to 1.35% of average daily net assets. However, beginning July 1, 2002 the manager voluntarily reduced management fees otherwise payable by the Fund to 1.33%. Had the above example been calculated using the reduced fee the one year, three years, five years and ten years fee totals would have been $135, $421, $729 and $1,601, respectively. It is manager's current intent to continue this fee reduction indefinitely. Nonetheless, the manager may terminate this voluntary fee reduction at any time.


                         Clearwater Investment Trust-8

                         CLEARWATER TAX-EXEMPT BOND FUND

Investment objective

The fund seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital.

Key investments and strategies

The fund invests at least 80% of its assets in municipal securities, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these securities is generally exempt from U.S. regular federal income tax and may also be exempt from U.S. federal alternative minimum tax. However, the fund may invest up to 20% of its assets in these securities that generate interest income subject to federal alternative minimum tax.

The fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The fund generally invests a significant portion of its assets in revenue bonds of health care related facilities and in obligations of municipal housing authorities, which include single family and multi-family mortgage revenue bonds.

The fund primarily invests in securities rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's subadviser. However, the fund may invest up to 30% of its assets in securities rated below investment grade or determined to be of comparable quality by the subadviser. The fund may not invest in securities rated at the time of purchase lower than B3 by Moody's or B- by Standard and Poor's Corporation, Fitch IBCA or Duff & Phelps.

The subadviser attempts to maintain an average effective duration for the portfolio of approximately 4 to 8 years. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates.

How the subadviser selects the fund's investments

The subadviser selects securities that offer high tax-exempt income. In selecting securities for the fund, the subadviser analyzes the general outlook on the economy and interest rate forecasts, while also evaluating a security's structure, credit quality, yield, maturity, and liquidity.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

o Call or prepayment risk: As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities and manufactured home loan pass-through securities owned by the fund. The proceeds received by the fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the fund's value to rising interest rates.

o Credit risk: The issuers or guarantors of securities owned by the fund may default on the payment of principal or interest, or on other obligations to the fund, causing the value of the fund to decrease. The revenue bonds in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

o Interest rate risk: An increase in interest rates may lower the fund's value and the overall return on your investment.

o Political and economic risk: Because the fund invests primarily in municipal securities issued by states and their political subdivisions, the fund may be particularly affected by the political and economic conditions and developments in those states. The value of the fund may be adversely affected by future changes in federal or state income tax laws.

o The manager's judgment about the attractiveness or relative value of a particular security proves to be incorrect.

 o The fund could generate some taxable income and may realize taxable gains on the sale of its securities or other transactions. Generally, distributions of interest income from the fund's tax-exempt securities are exempt from federal income tax, and distributions from other sources, including capital gain distributions, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and state and local taxes on your fund distribution.

          Clearwater Tax-Exempt Bond Fund is not a suitable investment for tax-deferred accounts.

                         Clearwater Investment Trust-9

Total return and comparative performance
The bar chart indicates the risks of investing in the fund by showing the performance of the fund's shares for each full calendar year since the fund's inception. The total return table indicates the risk of investing in the fund by comparing the average annual total return of the fund for the period shown to that of the Lehman Bothers 5 year Municipal Bond Index, an unmanaged index of municipal bonds with a five year average maturity. The table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends. Past performance, both before and after taxes, does not necessarily indicate how the fund will perform in the future.

[OBJECT OMITTED]

                    % Total Return

 6.1 7.1
  01 02

            Calendar years ended December 31



                                        Quarterly returns

                                        Highest:   2.65% in 3rd quarter 2002
                                        Lowest:   -0.24% in 4th quarter 2001







Clearwater Tax-Exempt Bond Fund Average Annual Total Returns  (Calendar Years Ended December 31, 2002)
                                         1 Year         5 Years        10 Years      Since Inception     Inception Date
  Clearwater Tax-Exempt Bond Fund         7.10%           n/a            n/a              7.44%             1/14/2000
Return After Taxes on Distributions       7.01%           n/a            n/a              7.19%
Return After Taxes on Distributions       6.81%           n/a            n/a              7.05%
      and Sale of Fund Shares
  Lehman 5 Year Index (reflects no        9.27%           n/a            n/a              7.82%
  deduction for expenses or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                         Clearwater Investment Trust-10

Fees and expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder fees (paid directly from your investment) None Annual fund operating expenses (paid by the fund as a % of fund net assets)
     Management fees                                                       0.60%
     Other expenses                                                        0.00%
                                                                           -----
     Total annual fund operating expenses                                  0.60%
                                                                           =====



Example

This example helps you compare the costs of investing in the fund with other mutual funds. Your actual costs may be higher or lower.

Number of years you own your shares                       1 year*            3 years*      5 years*        10 years*
                                                          $ 61               $ 192         $ 335           $ 750

------------------------------ -------------------------------------------------------------------------------------------
*This example assumes          o        You invest $10,000 for the period shown
                               o        You reinvest all distributions and dividends
                               o        The fund's operating expenses remain the same
                               o        Your investment has a 5% return each year
                               o        You redeem all of your shares at the end of the period shown
------------------------------ -------------------------------------------------------------------------------------------

Total fund expenses are contractually limited to 0.60% of average daily net assets. However, beginning July 1, 2002 the manager voluntarily reduced management fees otherwise payable by the Fund to 0.56%. Had the above example been calculated using the reduced fee the one year, three years, five years and ten years fee totals would have been $57, $179, $313 and $701, respectively. It is the manager's current intent to continue this fee reduction indefinitely. Nonetheless, the manager may terminate this voluntary fee reduction at any time.


                         Clearwater Investment Trust-11

                   OTHER INVESTMENTS AND INVESTMENT STRATEGIES

Fixed income securities. Each fund may invest in fixed income securities including bonds and notes. Clearwater Growth Fund will generally only invest in fixed income securities represented in the Russell 1000 Index, if any. The funds' fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, deferred, payment in kind and auction rate features. Each fund's fixed income securities may be of any maturity. Clearwater Growth Fund and Clearwater Small Cap Fund will only invest in fixed income securities rated investment grade.

Credit quality and risk. Securities are investment grade if:

|X| They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization. |X| They have received a comparable short-term or other rating. |X| They are unrated securities that the subadviser believes to be of comparable quality.

The value of a fund's fixed income securities may go down if:

|X| Interest rates rise, which will make the prices of fixed income securities go down.
|X| The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

Derivatives. Each fund may utilize securities, and securities index futures contracts and options in order to invest cash balances, to maintain liquidity, to meet shareholder redemptions, or to minimize trading costs. Clearwater Growth Fund's use of derivatives will be limited by its avoidance of tax liability and its low turnover rate.

Even a small investment in derivative contracts can have a big impact on the funds' market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Foreign securities. Clearwater Growth Fund and Clearwater Small Cap Fund may each invest up to 25% of its total assets in securities of foreign issuers from a variety of countries, including emerging markets. Clearwater Growth Fund's foreign securities will primarily be limited to those that are represented in the Russell 1000 Index. The fund may, however, hold foreign securities not contained in the Index. Many foreign countries in which the funds may invest have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

Portfolio turnover. The subadviser for Clearwater Growth Fund believes that a passive portfolio management strategy, combined with tax management techniques, provides the best opportunity for optimal after tax total return. The subadviser also believes that passive portfolio management will limit the fund's portfolio turnover rate to a lower level than if the fund were actively managed. Although the fund does not purchase or sell securities for short-term profits, the fund will sell portfolio securities without regard to the time they have been held whenever such action seems advisable.

Although neither Clearwater Small Cap Fund nor Clearwater Tax-Exempt Bond Fund purchase or sell securities for short-term profits, either fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could decrease a fund's performance, and may result in increased net short-term capital gains, distributions which are taxable to shareholders as ordinary income.

Temporary defensive investments. When in the judgment of its subadviser, adverse market conditions warrant, each fund may adopt a temporary defensive position by investing up to 100% of its assets in cash and cash equivalents. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                         Clearwater Investment Trust-12

                                   MANAGEMENT

Management services and fees


Clearwater Management Co. serves as the funds' manager. Clearwater is a privately owned registered investment adviser. The manager has been in the investment management business since 1987. As of December 31, 2002, Clearwater had $273 million in assets under management. Clearwater selects and supervises subadvisers for the funds and administers the funds' business operations. For these services for the fiscal year ended December 31, 2002, the manager was contractually entitled to received a fee from Clearwater Growth Fund, Clearwater Small Cap Fund and Clearwater Tax-Exempt Bond Fund equal to 0.45%, 1.35% and 0.60% respectively, of each fund's average daily net assets. However, effective July 1, 2002, the manager voluntarily reduced management fees otherwise payable by the funds to 0.39%, 1.33% and 0.56%, respectively. This resulted in actual fees for the entire year of 0.43%, 1.34% and 0.58% , respectively, of each fund's average daily net assets. It is the manager's current intent to continue this fee reduction indefinitely. Nonetheless, the manager may terminate this voluntary fee reduction at any time. The manager has engaged Parametric Portfolio Associates ("Parametric") as subadviser to select investments for Clearwater Growth Fund, Kennedy Capital Management as subadviser to select investments for Clearwater Small Cap Fund and Sit Fixed Income Advisors II, L.L.C., a subsidiary of Sit Investment Associates, Inc., as subadviser to select investments for Clearwater Tax-Exempt Bond Fund.


Clearwater Investment Trust and the adviser have received an exemptive order from the Securities and Exchange Commission permitting the adviser, subject to the approval of the board of trustees, to select subadvisers to serve as portfolio managers of the funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. The adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser.


The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the funds indicated beside their names.

Fund                    Subadviser             Portfolio       Since     Past 5 years' business experience
                                               Manager

Growth Fund             Parametric Portfolio   Debjani         2000      Portfolio Manager from 1996 to 2001 and Senior
                        Associates             Chaudhuri                 Portfolio Manager 2001 to present.

                                               Tom Seto        2000      Director, Portfolio Management since 1998


Small Cap Fund          Kennedy Capital        Richard Sinise  1994      Chief Investment Officer of Kennedy Capital since
                        Management                                       1999 and Vice President since 1979.

                                               Matt Jermack    1994      Portfolio Manager since 1993.

Tax-Exempt Bond Fund    Sit Fixed Income       Michael C.      1999      President of Sit Fixed Income and Senior Vice
                        Advisors II, L.L.C.    Brilley                   President of Sit Investment Associates since 1984.

                                               Paul J.         1999      Vice President since 1997
                                               Jungquist



                         Clearwater Investment Trust-13

                                  BUYING SHARES


Investment minimums

Initial and subsequent investments in any fund must be at least $1,000.


Buying shares by mail

Initial purchases

|X| For initial purchases of any fund's shares, complete the Purchase Order and Account Application and send it with your check to Fiduciary Counselling, Inc., the funds' transfer agent. An account application is included with this prospectus. If you need additional copies, call 1-888-228-0935.
|X| Send completed purchase application together with a check for the amount of the investment to:

                  Clearwater Investment Trust
                    (specify fund)
                  c/o Fiduciary Counselling, Inc.
                  332 Minnesota Street, Suite 2100
                  St. Paul, MN  55101-1394

|X| Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check.
|X| All purchase orders must include a date on which the order is to be effective. If no date is specified, the purchase order will be filled at the net asset value next computed.

Subsequent purchases

|X| Send a check for the amount of the subsequent purchase by mail directly to the transfer agent at the address above.

|X| Be sure to include your fund and account number on checks for subsequent investments.


                         Clearwater Investment Trust-14

                         EXCHANGING AND REDEEMING SHARES


Exchange privilege

Contact the transfer agent to exchange into other Clearwater funds. An exchange of shares from one fund to another is a taxable transaction.

|X| You may exchange shares only for shares of another Clearwater fund.
|X| You must meet the minimum investment amount for each fund unless you are exchanging into a fund you already own. |X| Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

To learn more about the exchange privilege contact the transfer agent or consult the statement of additional information.

Exchanging and redeeming shares by phone

You may exchange or redeem shares by telephone. Redemption proceeds can be sent by check to your address of record. You may be asked to provide proper identification information. Telephone exchange and redemption requests may be made by calling the transfer agent at (888) 228-0935 between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open. If telephone exchange or redemptions are not available for any reason, you may use the fund's exchange or redemption by mail procedure described elsewhere in this prospectus.

Redemptions by mail

You may redeem some or all of your shares by sending a written request to:

                   Clearwater Investment Trust
                    (specify fund)
                   c/o Fiduciary Counselling, Inc.
                   332 Minnesota Street, Suite 2100
                   St. Paul, MN  55101-1394

The written request for redemption must be in good order. A request in good order means that you have provided the following information. Your request will not be processed without this information.

|X|  Name of the fund
|X|  Account numbe
|X|  Dollar amount or number of shares being redeemed
|X|  Signature of each owner exactly as account is registered
|X| Other documentation required by Fiduciary Counselling, Inc. including, if applicable, endorsed share certificates
|X| To be in good order, your request must include a signature guarantee. You can obtain a signature guarantee from most banks, securities broker/dealers, credit unions and federal savings and loans, but not from a notary public.

Redemption payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears. Your redemption proceeds will be sent by check to your address of record. Redemption proceeds may be sent to an address other than that of record if the request includes a signature guarantee.

                         Clearwater Investment Trust-15

                  OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS


 Each fund has the right to:

|X|  Suspend the offering of shares
|X|  Waive or change minimum and additional investment amounts
|X|  Reject any purchase or exchange order
|X|  Change, revoke or suspend the exchange privileg
|X|  Suspend telephone transactions
|X| Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
|X| Pay redemption proceeds consisting of portfolio securities or non-cash assets for redemptions of greater than $1 million

Small account balances

If your account falls below $1,000 because of a redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $1,000 after 30 days, the fund may close your account and send you the redemption proceeds.

Share price

You may buy, exchange or redeem shares at the net asset value per share next determined after receipt of your request in good order. Each fund's net asset value per share is the value of its assets minus its liabilities divided by the total shares outstanding. Each fund calculates its net asset value when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time) if such calculation is then required to properly process a purchase order, redemption request or exchange request for shares of the fund. The New York Stock Exchange is closed on weekends and certain holidays listed in the Statement of Additional Information.

Each fund generally values its securities based on market prices or quotations. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the funds may price those securities at fair value. Fair value is determined in accordance with procedures approved by the funds' board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities. International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with the transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

You may have difficulty contacting the funds by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the fund by telephone, you should communicate with the funds in writing.

Household delivery of fund documents

With your consent, Clearwater may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with any of the funds. If you wish to revoke your consent to this practice, you may do so by notifying Clearwater by telephone or in writing. Clearwater will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.


                         Clearwater Investment Trust-16

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The funds normally pay dividends and distribute capital gain, if any, as follows:

Dividends, distributions and taxes

Annual distributions of income and capital gain are made at the end of the year in which the income or gain is realized, or the beginning of the next year.

Clearwater Growth Fund and Clearwater Small Cap Fund each expects to make annual distributions primarily from capital gain. The funds may pay additional distributions and dividends at other times if necessary to avoid a federal income or excise tax.


Clearwater Tax-Exempt Bond Fund declares any dividends from net investment income daily and pays the dividends monthly. The fund intends to meet certain federal income tax requirements so that distributions of tax-exempt interest income will be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. The fund may invest up to 20% of its assets in municipal securities that generate interest income subject to the alternative minimum tax. Any portion of exempt interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. All exempt interest dividends may increase certain corporate shareholders' alternative minimum tax. The fund expects that its distributions will consist primarily of exempt-interest dividends. The fund's exempt-interest dividends may be subject to state and local taxes. Any capital gains or other distributions, other than tax exempt interest or dividends, distributed by the fund will be taxable.


Capital gain distributions and dividends are reinvested in additional fund shares. Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

In general, redeeming and exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash or additional shares) are all taxable events.

Transaction                                        U.S federal income tax status


Redemption or exchange of shares                          Usually capital gain
                                                          or loss in an amount
                                                          equal to the
                                                          difference between the
                                                          net amount of the
                                                          redemption proceeds
                                                          (or in the case of an
                                                          exchange, the fair
                                                          market value of the
                                                          shares) that you
                                                          receive and your tax
                                                          basis for the shares
                                                          you redeem or
                                                          exchange; long-term
                                                          only if shares owned
                                                          more than one year

Long-term capital gain distributions                      Long-term capital gain

Short-term capital gain distributions                     Ordinary income

Taxable income dividends                                  Ordinary income

Exempt-interest dividends (Tax-Exempt Bond Fund only)     Exempt from regular
                                                          U.S. federal income
                                                          tax; may in some cases
                                                          increase liability for
                                                          alternative minimum
                                                          tax

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the funds will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide a fund with your correct taxpayer identification number and any required certifications or if a fund is otherwise legally required to do so, you may be subject to back-up withholding of 30% of your distributions, dividends (other than exempt-interest dividends) and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

                         Clearwater Investment Trust-17

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the performance of each Fund for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, are included in the annual report (available upon request).

For a share of capital stock outstanding throughout each year ended December 31:

                                                   Clearwater Growth Fund
                                                                              For the year ended December 31
                                                                     2002          2001         2000       1999         1998
Net asset value, beginning of period                                23.07         26.86       $31.94     $25.92       $21.17
------------------------------------------------------------- ------------ ------------- ------------ ---------- ------------
Income from investment operations
     Net investment income (loss)                                    0.23          0.19        .0.16       0.11         0.09
     Net realized and unrealized gain (loss)                       (5.37)        (3.73)       (0.87)       6.18         4.71
------------------------------------------------------------- ------------ ------------- ------------ ---------- ------------
Total from investment operations                                   (5.14)        (3.54)       (0.71)       6.29         4.80
------------------------------------------------------------- ------------ ------------- ------------ ---------- ------------
Less distributions:
     Dividends from net investment income                          (0.23)        (0.20)       (0.17)     (0.14)       (0.05)
     Distributions from realized gains                              0.00         (0.05)       (4.20)     (0.09)         0.00
Total distributions                                                (0.23)        (0.25)       (4.37)     (0.27)       (0.05)
Net asset value, end of period                                      17.70         23.07       $26.86     $31.94       $25.92
------------------------------------------------------------- ------------ ------------- ------------ ---------- ------------
Total return(a)                                                   (22.3%)       (13.2%)       (2.0%)      24.3%        22.7%
Net assets, end of period (000's)                                 103,981       132,792      154,811    169,913      134,773
------------------------------------------------------------- ------------ ------------- ------------ ---------- ------------
Ratio of expenses to average net assets( b)                         0.43%         0.45%        0.45%      0.45%        0.45%
Ratio of net investment income (loss) to average net                1.14%         0.80%        0.52%      0.39%        0.39%
assets(b)
Portfolio turnover rate (excluding short-term securities)          31.40%        43.20%       57.28%     12.19%        3.65%


(a) Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value.
(b) Total fund expenses are contractually limited to 0.45% of average daily net assets. However, during the year ended December 31, 2002, the manager voluntarily reduced management fees otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 0.45% and the ratio of investment income to average net assets would have been 1.12%



                         Clearwater Investment Trust-18

For a share of capital stock outstanding throughout each year ended December 31:

                                                  Clearwater Small Cap Fund
                                                                                For the year ended December 31
                                                                         2002        2001        2000        1999        1998
Net asset value, beginning of period                                    14.61       13.01      $15.13      $13.08      $15.24
----------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Income from investment operations
     Net investment income (loss)                                      (0.01)        0.11      (0.04)      (0.05)      (0.04)
     Net realized and unrealized gain (loss)                           (1.49)        1.62        1.41        3.57      (1.04)
----------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Total from investment operations                                       (1.50)        1.73        1.37        3.52      (1.08)
----------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Less distributions:
     Dividends from net investment income                                0.00      (0.11)        0.00        0.00        0.00
     Distributions from realized gains                                   0.00      (0.02)      (3.49)      (1.47)      (1.08)
----------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Total distributions                                                      0.00      (0.13)      (3.49)      (1.47)      (1.08)
Net asset value, end of period                                          13.11       14.61      $13.01      $15.13      $13.08
----------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Total return(a)                                                       (10.3%)       13.3%       10.7%       27.3%      (7.1%)
Net assets, end of period (000's)                                      77,492      81,974     $67,896     $59,196      39,217
----------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Ratio of expenses to average net assets(b)                              1.34%       1.35%       1.35%       1.34%       1.36%
Ratio of net investment income (loss) to average net assets(b)        (0.20%)       0.80%     (0.27%)     (0.35%)     (0.26%)
Portfolio turnover rate (excluding short-term securities)              81.16%     117.75%     149.01%     112.63%      88.27%




(a) Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value.
(b) Total fund expenses are contractually limited to 1.35% of average daily net assets. However, during the year ended December 31, 2002, the manager voluntarily reduced management fees otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.35% and the ratio of investment income to average net assets would have been (0.21)%







                         Clearwater Investment Trust-19

For a share of capital stock outstanding throughout each year ended December 31:

                                               Clearwater Tax-Exempt Bond Fund
                                                                               For the period ended December 31
                                                                         2002        2001    2000 (a)
Net asset value, beginning of period                                    10.14       10.28      $10.00
----------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Income from investment operations
     Net investment income (loss)                                        0.58        0.55        .052
     Net realized and unrealized gain (loss)                             0.12        0.02        0.31
----------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Total from investment operations                                         0.70        0.57        0.83
----------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Less distributions:
     Dividends from net investment income                              (0.58)      (0.55)      (0.52)
     Distributions from realized gains                                 (0.02)      (0.16)      (0.03)
----------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Total distributions                                                    (0.60)      (0.71)      (0.55)
Net asset value, end of period                                          10.24       10.14      $10.28
----------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Total return(b)                                                          7.1%        6.1%        8.9%
Net assets, end of period (000's)                                      91,905      81,687      74,094
----------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Ratio of expenses to average net assets(d)                              0.58%       0.60%    0.60%(c)
Ratio of net investment income (loss) to average net assets(d)          5.69%       5.64%    5.72%(c)
Portfolio turnover rate (excluding short-term securities)              39.79%      43.23%      23.86%



(a) For the period from January 14, 2000 (commencement of operations) to December 31, 2000.
(b) Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value.
(c)  Annualized
(d) Total fund expenses are contractually limited to 0.60% of average daily net assets. However, during the year ended December 31, 2002, the manager voluntarily reduced management fees otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 0.60% and the ration of investment income to average net assets would have been 5.67%




                         Clearwater Investment Trust-20

                           CLEARWATER INVESTMENT TRUST

                             Clearwater Growth Fund
                            Clearwater Small Cap Fund
                         Clearwater Tax-Exempt Bond Fund
                     Additional Information About the Funds

Shareholder Reports. Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

Statement of Additional Information. The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

How to Obtain Additional Information.

|X| You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent, by calling 1-888-228-0935 or writing the funds at 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101-1394.


|X| You can also review and copy the funds' shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling 1-202-942-8090. Copies of these materials may be obtained, upon payment of a duplicating fee, by sending an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You can get the same reports and information free from the Commission's EDGAR Database on its internet web site--http://www.sec.gov.


     EXECUTIVE OFFICERS                            TRUSTEES
     Philip W. Pascoe, President, CEO &Treasurer   Lucy R. Jones
     Frederick T. Weyerhaeuser, Vice President &   Lawrence H. King           Laura E. Rasmussen
     Secretary                                     Charles W. Rasmussen       Frederick T. Weyerhaeuser

     INVESTMENT MANAGER                            CLEARWATER GROWTH FUND SUBADVISER
     Clearwater Management Co., Inc.               Parametric Portfolio Associates
     332 Minnesota Street, Suite 2100              701 Fifth Avenue, Suite 7
     St. Paul, MN  55101                           Seattle, WA  98104-7090

     CUSTODIAN                                     CLEARWATER SMALL CAP FUND SUBADVISER
     State Street Bank & Trust Co.                 Kennedy Capital Management
     801 Pennsylvania                              10829 Olive Boulevard
     Kansas City, MO  64105                        St. Louis, MO  63141-7739

     COUNSEL                                       CLEARWATER TAX-EXEMPT BOND FUND SUBADVISER
     Hale and Dorr LLP                             Sit Fixed Income Advisors II, L.L.C.
     60 State Street                               4600 Wells Fargo Center
     Boston, MA  02109                             Minneapolis, MN  55402

     INDEPENDENT AUDITORS                       TRANSFER AGENT AND SHAREHOLDER SERVICES
     KPMG LLP                                      Fiduciary Counselling, Inc.
     4200 Wells Fargo Center                       332 Minnesota Street, Suite 2100
     90 South 7th Street                           St. Paul, MN  55101-1394
     Minneapolis, MN  55402                        (888) 228-0935

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. The funds are not offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act file no. 811-05038)

                         Clearwater Investment Trust-21

                                 April 30, 2003



                           CLEARWATER INVESTMENT TRUST


                             Clearwater Growth Fund
                            Clearwater Small Cap Fund
                         Clearwater Tax-Exempt Bond Fund


STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information (SAI) is not a Prospectus, but should be read in conjunction with the Prospectus dated April 30, 2003 of Clearwater Growth Fund ("Growth Fund"), Clearwater Small Cap Fund ("Small Cap Fund") and Clearwater Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund"). A copy of the Prospectus can be obtained free of charge by calling Fiduciary Counselling, Inc. at 888-228-0935 or by written request to Fiduciary Counselling, Inc. at 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101-1394 (Attention:
Clearwater Investment Trust). The most recent Annual Report to Shareholders accompanies this SAI and is incorporated herein.


CONTENTS

         Investment Objectives and Policies                          2
         Risk Factors                                               10
         Investment Restrictions                                    13
         Portfolio Turnover                                         15
         Brokerage                                                  15
         Management, Advisory and Other Services                    16
         Executive Officers and Trustees                            21
         Net Asset Value                                            24
         How Are Shares Purchased?                                  25
         Exchange of Shares                                         26
         How Are Shares Redeemed?                                   26
         Taxes                                                      27
         Performance Data                                           33
         More Information About the Funds                           36
         Financial Statements                                       38
         Appendix A - Descriptions of Ratings                       39

                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
                  PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
                     ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                       INVESTMENT OBJECTIVES AND POLICIES


Investment Objectives and Policies


General. Growth Fund, Small Cap Fund and Tax-Exempt Bond Fund (each, a "fund") are each separate, diversified investment portfolios of Clearwater Investment Trust (the "trust"), an open-end, management investment company organized under the laws of the Commonwealth of Massachusetts. The prospectus of Growth Fund, Small Cap Fund and Tax-Exempt Bond Fund dated April 30, 2003, identifies the investment objectives and principal investment policies of the funds.

Under normal circumstances, Growth Fund will invest substantially all of its assets in the common stocks of companies represented in the Russell 1000 Index. The fund may invest in certain short-term fixed income securities such as cash equivalents, although cash and cash equivalents are normally expected to represent less than 1% of the fund's total assets. Under normal market conditions, Small Cap Fund invests at least 80% of its total assets in equity and fixed income securities of companies that have total equity market capitalizations no greater than the range of capitalizations of companies contained in the Russell 2000 Index. Under normal circumstances, Tax-Exempt Bond Fund invests at least 80% of its total assets in municipal securities, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia.


Other policies of the funds are set forth below.

EQUITY SECURITIES (each fund)

Each of Growth Fund's and Small Cap Fund's portfolio of equity securities may consist of common and preferred stocks that trade on national securities exchanges or are quoted on the National Association of Securities Dealers' NASDAQ National Market and either have the potential for capital appreciation or pay dividends or both, as well as securities convertible into such common or preferred stocks. Tax-Exempt Bond Fund's investment in equity securities will be limited to other open-end and closed-end tax exempt investment companies.

Common Stocks. Each fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks and Convertible Securities. Each fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. Each fund may invest in warrants. Warrants acquired entitle the fund to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Each fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Foreign Securities. Each of Growth Fund and Small Cap Fund may invest up to 25% of its total assets in equity and fixed income securities of foreign issuers from developed and developing countries throughout the world. Growth Fund may invest in these securities to the extent that foreign securities are represented in the Russell 1000 Index. Changes in foreign currency exchange rates will affect the value of foreign securities that are denominated in foreign currencies and investment in such securities may result in higher expenses due to costs associated with converting U.S. dollars to foreign currencies.

FIXED INCOME SECURITIES (each fund)

Corporate Debt Obligations (Growth Fund and Small Cap Fund only). Growth Fund and Small Cap Fund each may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Small Cap Fund may invest in long-term fixed income securities (with maturities exceeding ten years) and intermediate-term fixed income securities (with maturities ranging from one to ten years) and each fund may invest in short-term fixed income securities (with maturities of less than one year). Growth Fund invests in short-term fixed income securities primarily for temporary defensive purposes. Because fixed income securities tend to decrease in value when interest rates rise and increase in value when interest rates fall, each fund's performance may be affected by its subadviser's ability to anticipate and respond to fluctuations in market interest rates.

In order to reduce the risk of nonpayment of principal or interest on fixed income securities, each fund will invest in such securities only if they are rated, at the time of investment, BBB or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined to be of equivalent quality by the subadviser (i.e., investment grade). Fixed income securities in the lowest investment grade category (i.e., BBB or Baa) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Neither fund is required to dispose of securities whose ratings drop below investment grade, but a fund may do so if considered appropriate by its portfolio subadviser. See Appendix A for a description of the corporate bond ratings assigned by Moody's and Standard & Poor's.

U.S. Government Securities. U.S. Government securities in which each fund may invest include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and dates of issuance and include U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations of varying maturities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although the payment when due of interest and principal on U.S. Treasury securities is backed by the full faith and credit of the United States, such guarantee does not extend to the market value of such securities and, accordingly, each fund's investments in such securities will cause its net asset value to fluctuate.

MUNICIPAL OBLIGATIONS (Tax-Exempt Bond Fund only)

Tax-Exempt Bond Fund invests primarily in municipal securities. The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of the issue, the maturity of the obligation and the rating of the issue. Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield.

Certain types of municipal bonds known as private activity bonds are issued to obtain funding for privately operated facilities. Under current tax law, the fund's distribution (as an exempt-interest dividend) of interest income earned by the fund from certain private activity bonds is an item of tax preference for a shareholder that is subject to the alternative minimum tax.

Municipal securities in which the fund invests include securities that are issued by a state or its agencies, instrumentalities, municipalities and political subdivisions, or by territories or possessions of the United States. Tax-exempt municipal securities include municipal bonds, municipal notes, municipal commercial paper and municipal leases.

Municipal Bonds. Municipal bonds generally have maturities at the time of issuance ranging from one to thirty years, or more. Municipal bonds are issued to raise money for various public purposes. The two principal types of municipal bonds are general obligation bonds and revenue bonds. The fund may invest in both in any proportion. General obligation bonds are secured by the full faith, credit and taxing power of the issuing municipality and not from any particular fund or revenue source. Revenue bonds are not backed by the municipality's general taxing power but by the revenues derived from a facility or class of facilities or from the proceeds of a special excise or other specific revenue source.

Municipal Notes. Municipal notes generally mature in three months to three years.

Municipal Commercial Paper. Municipal commercial paper generally matures in one year or less.

Municipal Leases. Tax-Exempt Bond Fund may invest up to 25% of its net assets in municipal lease obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate in any of the above. In determining leases in which the fund will invest, the subadviser will carefully evaluate the outstanding credit rating of the issuer (and the probable secondary market acceptance of such credit rating). Additionally, the subadviser may require that certain municipal lease obligations be issued or backed by a letter of credit or put arrangement with an independent financial institution.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referendum, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of

"nonappropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

In addition to the "nonappropriation" risk, municipal leases have additional risk aspects because they do not have the depth of marketability associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized "bond counsel," as is customarily required in larger issues of municipal securities.

Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission ("SEC"). Municipal lease obligations held by the fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the fund's Board of Trustees. Under these guidelines, the subadviser will consider factors including, but not limited to 1) whether the lease can be canceled, 2) what assurance there is that the assets represented by the lease can be sold, 3) the issuer's general credit strength (e.g. its debt, administrative, economic and financial characteristics), 4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g. the potential for an "event of non-appropriation"), and 5) the legal recourse in the event of failure to appropriate.

Housing Authority Bonds. Tax-Exempt Bond Fund may invest without limitation in obligations of municipal housing authorities which include both single family and multifamily mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on multifamily housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period of time.

The exclusion from gross income for U.S. federal income tax purposes of the interest on certain housing authority bonds depends on qualification under relevant provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code") and on other provisions of federal law. These provisions of federal law contain certain ongoing requirements relating to the cost and location of the residences financed with the proceeds of the single family mortgage bonds and the income levels of occupants of the housing units financed with the proceeds of the single and multifamily housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single family mortgages and the owners of the rental projects financed with the multifamily housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to insure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the fund to sell the bonds at the reduced value. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage which might otherwise permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration ("FHA"), the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage subsidy bonds.

Industrial Development Revenue Bonds. Tax-Exempt Bond Fund may invest in industrial development revenue bonds. Industrial development revenue bonds are backed by the user of the facilities and the specific revenues of the project to be financed. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities or the credit standing of a third-party guarantor or other credit enhancement participant, if any.

Zero Coupon Securities. Tax-Exempt Bond Fund may invest in zero coupon securities. Such securities are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches and this accretion (adjusted for amortization) is recognized as interest income. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

DERIVATIVES


Options on Securities and Securities Indices (each fund). Growth Fund may write
(sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. Growth Fund's use of derivatives will be limited by its intention to generally avoid realizing taxable gains.


Small Cap Fund may write (sell) covered call options in standard contracts traded on national securities exchanges or those which may be traded over-the-counter ("OTC") and quoted in a NASDAQ market, provided that Small Cap Fund continues to own the securities covering each call until the call has been exercised or has expired, or until Small Cap Fund has purchased a closing call to offset its obligations to deliver securities pursuant to the call it has written.

Neither Growth Fund nor Small Cap Fund may write covered call options on more than 25% of the market value of any single portfolio security. In addition, neither fund has a present intention of writing covered call options on portfolio securities with an aggregate market value exceeding 5% of the fund's net assets.

Tax-Exempt Bond Fund may purchase and sell exchange traded put and call options on debt securities of an amount up to 5% of its net assets for the purpose of hedging. The fund may, from time to time, write exchange-traded call options on debt securities, but the fund will not write put options. A put option (sometimes called a standby commitment) gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option receives the premium and has the obligation to buy the underlying securities upon exercise at the exercise price during the option period. A call option

(sometimes called a reverse standby commitment) gives the purchaser of the option, in return for a premium, the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option receives the premium and has the obligation at the exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A principal risk of standby commitments is that the writer of a commitment may default on its obligation to repurchase or deliver the securities.

Futures Contracts and Options on Futures Contracts (Growth Fund and Tax-Exempt Bond Fund). To seek to increase total return or to hedge against changes in interest rates or securities prices, Growth Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities and securities indices. The fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. Growth Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities, require the fund to segregate and maintain cash or liquid assets with a value equal to the amount of the fund's obligations.

Tax-Exempt Bond Fund may invest in interest rate futures contracts, index futures contracts and may buy options on such contracts for the purpose of hedging its portfolio of fixed income securities (and not for speculative purposes) against the adverse effects of anticipated movements in interest rates. As a result of entering into futures contracts, no more than 5% of the fund's total assets may be committed to margin.

An interest rate futures contract is an agreement to purchase or deliver an agreed amount of debt securities in the future for a stated price on a certain date. The fund may use interest rate futures solely as a defense or hedge against anticipated interest rate changes and not for speculation. The fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the fund, through using futures contracts.

Tax-Exempt Bond Fund may purchase and sell put and call options and options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities.

A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset values of the fund.

Purchase of Put Options on Futures Contracts. Tax-Exempt Bond Fund may purchase put options on futures contracts if the subadviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the subadviser expects interest rates to rise, the fund will seek to realize a profit to offset the loss in value of its portfolio securities.

Purchase of Call Options on Futures Contracts. Tax-Exempt Bond Fund may purchase call options on futures contracts if the subadviser anticipates a decline in interest rates. The purchase of a call option on an interest rate or index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The fund will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the fund is holding cash. The fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the fund's cash can be used to buy long-term securities.

The fund expects that new types of futures contracts, options thereon, and put and call options on securities and indexes may be developed in the future. As new types of instruments are developed and offered to investors, the subadviser will be permitted to invest in them provided that the subadviser believes their quality is equivalent to the fund's quality standards.

Swap Agreements (Tax-Exempt Bond Fund only). Tax-Exempt Bond Fund may enter into swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments.

The fund may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the fund than if the fund had invested directly in an instrument that provided that desired return. The fund bears the risk of default by its swap counterparty and may not be able to terminate its obligations under the agreement when it is most advantageous to do so. In addition, certain tax aspects of swap agreements are not entirely clear and their use, therefore, may be limited by the requirements relating to the qualification of the fund as a regulated investment company under the Tax Code.

OTHER INVESTMENT TECHNIQUES

Repurchase Agreements (each fund). In order to earn income for periods as short as overnight, each fund may enter into repurchase agreements with commercial and investment banks that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. Under a repurchase agreement, a fund acquires a money market instrument (generally a U.S. Government security) which is subject to resale by the fund on a specified date (within one week) at a specified price (which price reflects an agreed-upon interest rate effective for the period of time the fund holds the investment and is unrelated to the interest rate on the instrument). Repurchase agreements entered into by a fund will be fully collateralized by obligations with a market value, monitored daily by the portfolio manager, of not less than 100% of the obligation plus accrued interest. Collateral will be held in a segregated, safekeeping account for the benefit of the fund. The staff of the SEC has taken the position that repurchase agreements of more than seven days' duration are illiquid securities.

Lending of Portfolio Securities (Growth Fund and Small Cap Fund only). Both Growth Fund and Small Cap Fund may earn additional income by lending portfolio securities to broker/dealers that are members of the New York Stock Exchange and other financial institutions under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or United States Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. However, neither fund will make loans of portfolio securities that represent more than 5% of its net assets. A fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also will receive compensation based on investment of the collateral. A fund will not, however, have the right to vote any securities having voting rights during the existence of the loan, but will attempt to call the loan in anticipation of an important vote to be taken among holders of the securities or of an opportunity to give or withhold consent on a material matter affecting the investment.

Temporary Defensive Investments (each fund). When in the judgment of its subadviser adverse market conditions warrant, each fund may adopt a temporary defensive position by investing up to 100% of its assets in cash, repurchase agreements and money market instruments, including short-term U.S. Government securities, bankers' acceptances, commercial paper rated at least A3 by Standard & Poor's, Prime by Moody's or, if not rated, determined to be of equivalent quality by the fund's subadviser.

Short Sales Against the Box (each fund). Each fund may engage in short sales against the box. In a short sale against the box, the fund sells a security that it borrows from a securities lender while either contemporaneously owning the security or having the right to acquire the security at no extra cost. If the price of the security has declined at the time the fund repays the loan with the security it owns, the fund will benefit from the difference in the price. If the price of the security has increased, the fund will realize a loss.

When-Issued Securities (each fund). Each fund may purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery.


                                  RISK FACTORS

Foreign Securities (Growth Fund and Small Cap Fund). Changes in foreign currency exchange rates will affect the value of foreign securities that are denominated in foreign currencies and investment in such securities may result in higher expenses due to costs associated with converting U.S. dollars to foreign currencies. In addition, investment in foreign securities generally presents a greater degree of risk than investment in domestic securities because of the possibility of less publicly-available financial and other information, more volatile and less liquid securities markets, less securities regulation, higher brokerage costs, imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions.

Fixed Income Securities (each fund). Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Each fund's investments in zero coupon, stripped or certain other fixed income securities with original issue discount (or market discount if an election is made to take market discount into account annually) could require the fund to sell certain of its portfolio securities in order to generate sufficient cash to satisfy certain income distribution requirements.

High Yield Securities (Tax-Exempt Bond Fund only) Tax-Exempt Bond Fund may invest up to 30% of its assets in securities rated below investment-grade. Securities rated below investment-grade are referred to as high yield securities or "junk bonds." Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for junk bonds is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such periods, such issuers may not have sufficient cash flows to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to the creditors of the issuer. While most of the junk bonds in which the funds may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the fund purchases a particular security, in which case the fund may experience losses and incur costs. Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the fund. If a call were exercised by the issuer during a period of declining interest rates, the fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

Junk bonds tend to be more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the fund's net asset value. Like higher-rated fixed income securities, junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher-rated fixed income securities, even under normal economic conditions. Also there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the fund receives for its junk bonds to be reduced. In addition, the fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the fund's portfolio securities than in the case of securities trading in a more liquid market. In addition, the fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Derivative Instruments (each fund). In accordance with its investment policies, each fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the subadviser's expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the subadviser's expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitments and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

         Market risk: Market risk is the risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

         Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.


         Credit risk: The issuer of the instrument may default on its obligations under the contract.


         Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the funds are not readily marketable and are subject to a fund's restrictions on illiquid investments.

         Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a fund is reviewed and analyzed by the fund's subadviser to assess the risk and reward of each such instrument in relation to the fund's investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.

Options on Securities and Securities Indices (each fund). The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the subadviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the subadviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the subadviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a fund's investment portfolio, the investment performance of the fund will be less favorable than it would have been in the absence of such options transactions.

As the writer of a call option, a fund receives a premium less commission and, in exchange, forgoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call has the ability to purchase the security from the fund's portfolio at the option price at any time during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the fund's investment objectives.

Futures Contracts and Options on Futures Contracts (each fund). While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain risks. Thus, while a fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in poorer overall performance than if the fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the fund may be exposed to risk of loss. The loss incurred by a fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the fund's net asset value. The profitability of a fund's trading in futures to seek to increase total return depends upon the ability of the subadviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

Repurchase Agreements (each fund). If the other party or "seller" defaults on its repurchase obligation, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in such event, a fund could suffer a loss of interest on or principal of the security and could incur costs associated with delay and enforcement of the repurchase agreement.

Lending of Portfolio Securities (Growth Fund and Small Cap Fund only). Lending portfolio securities involves risk of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower fail financially. Loans of portfolio securities will be made only to borrowers that have been approved in advance by the trust's Board of Trustees. The Board of Trustees will monitor the creditworthiness of such firms on a continuing basis. At no time will the value of securities loaned by any fund exceed 33% of the value of such fund's total assets. The funds have no current intention to loan securities in excess of 5% of the funds' total assets.

When-Issued Securities (each fund). There may be a risk of loss to a fund that engages in these transactions if the value of the security declines prior to the settlement date.


                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. Each fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of that fund's outstanding voting securities which, as used in the Prospectus and the SAI, means approval of the lesser of (1) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares.

A fund may not:

(1) invest more than 5% of its assets in commodities or commodity contracts, except that each fund may invest without regard to the 5% limitation in interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, securities index put and call warrants and repurchase agreements entered into in accordance with the fund's investment policies;

(2)               underwrite any issue of securities;

(3) make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, or (c) lending portfolio securities;

(4) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

(5) borrow money or issue senior securities, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act");

(6) invest more than 25% of its total assets in securities of issuers in any one industry except that this limitation does not apply to (i) obligations of the U.S. Government or any of its agencies or instrumentalities (i.e., U.S. Government securities), or (ii) Clearwater Growth Fund to the extent that the manager or subadviser determines that investment without regard to the stated limits is necessary in order to pursue Clearwater Growth Fund's policy of tracking the Russell 1000 Index or any substitute index.

(7) with respect to 75% of its total assets, purchase any security (other than U.S. Government securities) if, immediately after and as a result of such purchase, (a) more than 5% of the value of the fund's total assets would be invested in securities of the issuer or (b) the fund would hold more than 10% of the voting securities of the issuer.

Nonfundamental Investment Restrictions. The following investment restrictions are designated fund may not:

(1) buy or sell real estate in the ordinary course of its business; provided, however, that the fund may (i) invest in readily marketable debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein and (ii) hold and sell real estate acquired as the result of its ownership of securities;

(2) invest in companies for the purpose of exercising control or management;

(3) purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the fund, taken at market value, would be invested in such securities; or

(4) sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

As a non-fundamental policy, Small Cap Fund will not, under normal circumstances, invest less than 80% of its assets at the time of investment in the equity securities of small companies. The fund defines "small companies" as issuers with market capitalizations no greater than the range of capitalizations of the companies included in the Russell 2000 Index at the time of investment. If subsequent to an investment, these requirements are no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance.

As a non-fundamental policy, Tax-Exempt Bond Fund will not invest more than 25% of its assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry; however, because other appropriate available investments may be in limited supply, the industry limitation does not apply to housing authority obligations or securities issued by governments or political subdivisions of governments. Appropriate available investments may be in limited supply from time to time in the opinion of the subadviser due to the fund's investment policy of investing primarily in "investment grade" securities.


                               PORTFOLIO TURNOVER

Although none of the funds purchases and sells securities for short-term profits, each fund will sell portfolio securities without regard to the time they have been held whenever such action seems advisable. Small Cap Fund pursues the policy of selling that security in its portfolio which seems the least attractive security owned whenever it is desired to obtain funds not otherwise available for the purchase of a security that is considered more attractive. The resulting rate of portfolio turnover is not a consideration. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by a fund and its shareholders.


                                    BROKERAGE

Decisions relating to the purchase and sale of portfolio securities for each fund, the allocation of portfolio transactions and, where applicable, the negotiation of commission rates or transaction costs are made by the respective portfolio subadvisers. It is the primary consideration in all portfolio transactions to seek the most favorable price and execution and to deal directly with principal market makers in over-the-counter transactions except when, in the opinion of such subadviser, an equal or better market exists elsewhere.

The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations (some of which are subjective), including, without limitation, the overall net economic result to the portfolio (involving price paid or received, any commissions and other costs paid) and the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and subject to such policies as the trustees may adopt, each fund may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the applicable portfolio subadviser determines in good faith that the amount of commissions charged by the broker is reasonable in relation to the value of the brokerage and research services provided by such broker. The subadvisers of the funds have advised the manager that neither of them has paid any such excess in connection with brokerage transactions for the funds. Nevertheless, the subadvisers have received brokerage and research services  consisting of written research reports,  access
to  investment   analysis  and  information   services  and  related  electronic
components, all of which may be used for any of their respective clients.


During the three years ended December 31, 2000, 2001 and 2002, Growth Fund paid brokerage commissions in the amounts of $250,467, $174,774 and $191,579 respectively. During the three years ended December 31, 2000, 2001 and 2002, Small Cap Fund paid brokerage commissions in the amounts of $233,642, $187,714 and $323,096 respectively. During partial year 2000 and the full years 2001 and 2002, all ended December 31, Tax-Exempt Bond Fund paid commissions of $15,726, $51,359 and $12,573, respectively.



                     MANAGEMENT, ADVISORY AND OTHER SERVICES

Trustees and Officers

The trust's Board of Trustees has overall responsibility for management and supervision of the funds. By virtue of the functions performed by Clearwater Management Co., Inc., the Trust's manager (the "manager"), the trust requires no employees other than its executive officers, all of whom receive their compensation from the manager or other sources.

Manager


Clearwater Management Co., Inc. Clearwater Investment Trust has contracted with Clearwater Management Co., Inc., 332 Minnesota Street, Suite 2100, St. Paul, Minnesota, to act as manager of the trust. The manager is owned equally by the ten members of its board of directors. The initial term of the management contract between the trust and the manager is two years and is renewable annually for successive one-year terms. The initial term of the contract for the management of the Growth Fund and Small Cap Fund commenced on March 1, 1998. The initial term of the contract for the management of the Tax-Exempt Bond Fund commenced on December 3, 1999. Under the terms of the management contract, the manager supervises all of the trust's business operations and is responsible for formulating and implementing investment strategies for the funds. The manager performs all administrative and other management functions necessary to the supervision and conduct of the affairs of the funds.


Pursuant to the management contract, the manager pays for office space and equipment, clerical, secretarial and administrative services and executive and other personnel as are necessary to fulfill its responsibilities and all other ordinary operating expenses related to its services for the trust, including executive salaries of the trust. Pursuant to the management contract, the manager also pays all of the funds' other expenses, except brokerage, taxes, interest and extraordinary expenses.


As compensation for its management services and expenses assumed, the manager is contractually entitled to receive a management fee at the annual rate of 0.45%, 1.35% and 0.60% of the net assets of Growth Fund, Small Cap Fund and Tax-Exempt Bond Fund, respectively. . However, effective July 1, 2002, the manager voluntarily reduced management fees otherwise payable by the Funds to 0.39%, 1.33% and 0.56%, respectively. It is the manager's current intent to continue this fee reduction indefinitely. Nonetheless, the manager may terminate this voluntary fee reduction at any time. The manager's fees are calculated and accrued daily as a percentage of each fund's daily net assets, and are paid quarterly. During the three years ended December 31, 2000, 2001 and 2002 the total dollar amounts paid to the manager by Growth Fund were$898,271, $626,089 and $529,521, respectively. During the three years ended December 31, 2000, 2001 and 2002 the total dollar amounts paid to the manager by Small Cap Fund were $975,901, $1,019,319and $1,123,473, respectively. During the period January 14 through December 31, 2000, and the full years ended December 31, 2001, and 2002 the total dollar amounts paid to the manager by Tax-Exempt Bond Fund were $390,479, $468,029 and $518,983, respectively.


Portfolio Subadvisers

General. Under the terms of the management contract, the manager is authorized to enter into subadvisory contracts with one or more investment advisers which will have responsibility for rendering investment advice to all or a portion of the funds' portfolios.



Parametric Portfolio Associates. Parametric Portfolio Associates has managed the Growth Fund's portfolio since November 1, 1997 Parametric, a registered investment adviser under the Investment Advisers Act of 1940, was founded in 1987 as a global equity manager. Parametric is owned by its management together with an investor group led by Orca Bay Partners. Parametric is located at 1151 Fairview Avenue North, Seattle, Washington 98109. Parametric combines indexing with tax management to increase the potential for higher after-tax return for taxable investors.


Under the Growth Fund subadvisory contract, Parametric develops, recommends and implements an investment program and strategy for Growth Fund which is consistent with the fund's investment objectives and policies. Parametric is also responsible for making all portfolio and brokerage decisions. As compensation, Parametric receives a fee that is based on Growth Fund's net assets. This fee is calculated and accrued on a monthly basis as a percentage of Growth Fund's month-end net assets. The compensation paid to Parametric with respect to Growth Fund for the year ended December 31, 2002 was 0.15% of Growth Fund's net assets. Under the Growth subadvisory contract, the manager, and not Growth Fund, is responsible for payment of subadvisory fees to Parametric.


During the years ended December 31, 2000, 2001 and 2002, the manager paid subadvisory fees of $260,657, $207,529 and $175,421, respectively, to Parametric.

Kennedy Capital Management. Kennedy Capital Management ("KCM"), a Missouri corporation that is a registered investment adviser under the Investment Advisers Act of 1940 has managed Small Cap Fund's portfolio since January 1, 1994. KCM's voting stock is primarily owned by the Gerald T. Kennedy 1996 Irrevocable Trust. Management and other employees own KCM's non-voting stock. In connection with the management of Small Cap Fund, the trust, the manager and KCM entered into a subadvisory contract (the "Small Cap subadvisory contract") dated April 16, 1999. KCM devotes full time to investment counseling and provides advice, management and other services to investors and accounts. KCM's address is 10829 Olive Boulevard, St. Louis, Missouri 63141-7739.


Under the Small Cap Fund subadvisory contract, KCM develops, recommends and implements an investment program and strategy for Small Cap Fund which is consistent with the fund's investment objectives and policies. KCM is also responsible for making all portfolio and brokerage decisions. As compensation,
KCM receives a fee that is based on Small Cap Fund's net assets. This fee is calculated and accrued on a monthly basis as a percentage of Small Cap Fund's month-end net assets.

Fees payable to KCM are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the manager according to the following schedule:

                  Percent           Net Assets

                  0.85%             Up to and including $50 million
                  0.80%             More than $50 million


The compensation paid to KCM with respect to the Small Cap Fund for the year ended December 31, 2002 was 0.83% of Small Cap Fund's net assets.

Small Cap Fund is not responsible for payment of the subadvisory fees to KCM. During the years ended December 31, 2000, 2001 and 2002, the manager paid subadvisory fees of $606,064, $637,622 and $697,920, respectively, to KCM.

Sit Fixed Income Advisors II, L.L.C. In connection with the management of Tax-Exempt Bond Fund, the trust, the manager and Sit Fixed Income Advisors II L.L.C. ("Sit"), a subsidiary of Sit Investment Associates, Inc., entered into a subadvisory contract dated December 15, 1999 ("Tax-Exempt Bond subadvisory contract"). Sit Investment Associates, Inc. is majority owned by Eugene C. Sit, its Chairman and CEO. Sit, which is organized under the laws of the State of Minnesota and is registered under the Investment Advisers Act of 1940, devotes full time to investment counseling and provides advice, management and other services to investors and accounts, including other mutual funds. Sit 's address is 4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402-4130.



Under the Tax-Exempt Bond Fund subadvisory contract, Sit develops, recommends and implements an investment program and strategy for Tax-Exempt Bond Fund which is consistent with the fund's investment objectives and policies. Sit is also responsible for making all portfolio and brokerage decisions. As compensation, Sit receives a fee that is based on Tax-Exempt Bond Fund's net assets. This fee is calculated and accrued on a monthly basis as a percentage of Tax-Exempt Bond Fund's month-end net assets.

Fees payable to Sit are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the manager according to the following schedule:

                  Percent           Net Assets
                  0.40%             Up to and including $20 million
                  0.30%             Next $30 million
                  0.25%             Next $25 million
                  0.20%             Over $75 million


The compensation paid to Sit with respect to the Tax-Exempt Bond Fund for the year ended December 31, 2002, was 0.29% of Tax-Exempt Bond Fund`s net assets on an annualized basis.

Tax-Exempt Bond Fund is not responsible for payment of the subadvisory fees to Sit. During the period ended December 31, 2000, and the years ended December 31, 2001 and 2002, the manager paid subadvisory fees of $204,550, $236,476 and $253,899, respectively, to Sit.


Other Provisions of the Contracts. Generally, the amendment of management contracts requires approval by vote of (a) a majority of the outstanding voting securities of the affected fund and (b) a majority of the trustees who are not interested persons of the trust or of any other party to such contract. However, the trust and the manager have received an exemptive order from the SEC permitting the manager, subject to the approval of the board of trustees of the trust, to select subadvisers to serve as portfolio managers of the funds or to materially modify an existing subadvisory management contract without obtaining shareholder approval of a new or amended management contract. Each management contract terminates automatically in the event of its assignment and the subadvisory contracts terminate automatically upon termination of the management contract. Also, each contract may be terminated by not more than 60 days nor less than 30 days' written notice by either the trust or the manager or upon not less than 120 days' notice by the subadviser. Each contract provides that the manager or the subadviser shall not be liable to the trust, to any shareholder of the trust, or to any other person, except for loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Subject to the above-described termination provisions, each contract has an initial term of two years and will continue in effect thereafter if such continuance is approved at least annually by (a) a majority of the trustees who are not interested persons of the trust or of any other party to such contract and (b) either (i) a majority of all of the trustees of the trust or (ii) by vote of a majority of the outstanding voting securities of the affected funds.

Factors Considered by the Independent Trustees in Approving the Management Contract and Subadvisory Contract.

The 1940 Act requires that the management contract between the manager and the trust and the subadvisory contracts among the manager, Parametric and the trust on behalf of Growth Fund; the manager, KCM and the trust on behalf of Small Cap Fund; and the manager, Sit and the trust on behalf of Tax-Exempt Bond Fund be approved annually both by the trustees and also by a majority of the independent trustees voting separately. The independent trustees determined that the terms of the management and subadvisory contracts are fair and reasonable and approved of the management and subadvisory contracts as being in the best interests of each respective Fund. The independent trustees believe that the current management and subadvisory contracts enable each fund to enjoy high quality management and services at costs which they deem appropriate, reasonable and in the best interests of the trust and its shareholders. In making such determinations, the independent trustees met independently from the interested trustees of the trust and any officers of the manager, each subadviser or their affiliates.

In evaluating the management and subadvisory contracts, the independent trustees reviewed and considered materials furnished by the manager and each subadviser, including information regarding the manager, each subadviser, their affiliates and personnel, operations and financial condition. The independent trustees discussed with representatives of the manager and each subadviser (including each fund's portfolio managers) and the capabilities of the manager and each subadviser to provide advisory and other services to the funds. Among other information, the independent trustees reviewed information regarding:

o        the investment performance of each fund;

o the fees charged by the manager and each subadviser for investment advisory services;

o        the projected total operating expenses of each fund;

o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

o the experience of the investment advisory and subadvisory personnel and other personnel providing services to each fund and the historical quality of the services provided by the manager and each subadviser; and

o        the profitability to the manager of managing each fund.

The independent trustees specifically considered the following as relevant to their recommendations, but did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered: (1) the favorable history, reputation, qualification and background of the manager and each subadviser, as well as the qualifications of their personnel and the financial condition of the manager; (2) that the fee and expense ratios of each fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of each fund since commencement of operations to comparable investment companies and unmanaged indices and whether each fund has operated within its investment objective and its record of compliance with investment restrictions; (4) the favorable manner in which the manager supervises each fund's business relations with its custodian, transfer agent and other service providers; and (5) other factors that the independent trustees deemed relevant. The independent trustees deemed each of these factors to be relevant to their consideration of the management and subadvisory contracts.

                         EXECUTIVE OFFICERS AND TRUSTEES

Information About the Funds' Independent Trustees

 ======================== ================= ================== =================== ================== ===============
 Name, Address and Age    Positions Held    Term of Office     Principal           Number of          Other
                          with the Funds    and Length of      Occupation(s)       Portfolios in      Directorships
                                            Time Served        During the Last 5   the Fund Complex   Held by the
                                                               Years               Overseen by the    Trustee
                                                                                   Trustee
 ======================== ================= ================== =================== ================== ===============
 Lucy R. Jones (61)       Trustee           Tenure: 3 yrs      Private Investor
 332 Minnesota Street,                      Term: Indefinite                               3          None
 Saint Paul, Minnesota
 55101
 ------------------------ ----------------- ------------------ ------------------- ------------------ ---------------
 Lawrence H. King (47)1   Trustee           Tenure: 3 yrs      President and
                                            Term: Indefinite   Chief Executive             3          None
 332 Minnesota Street,                                         Officer,
 Saint Paul, Minnesota                                         Treessentials,
 55101                                                         Co., (nursery
                                                               supplies,
                                                               1989-Present)
 ------------------------ ----------------- ------------------ ------------------- ------------------ ---------------
 Charles W. Rasmussen     Trustee           Tenure: 3 yrs      President and
 (36)1                                      Term: Indefinite   Chief Executive             3          None
                                                               Officer, P&G
 332 Minnesota Street,                                         Manufacturing,
 Saint Paul, Minnesota                                         Inc. (air
 55101                                                         filtration
                                                               equipment,
                                                               2002-Present) ;

                                                               Financial
                                                               Analyst, U.S.
                                                               Bank, N.A.
                                                               (1998-2001);

                                                               MBA Student
                                                               (1997-1998);

 ------------------------ ----------------- ------------------ ------------------- ------------------ ---------------
 Laura E. Rasmussen       Trustee           Tenure: 3  yrs     Private Investor
 (39)1                                      Term: Indefinite                               3          None

 332 Minnesota Street,
 Saint Paul, Minnesota
 55101
 ------------------------ ----------------- ------------------ ------------------- ------------------ ---------------

1 Mr. King, Mr. Rasmussen and Ms. Rasmussen are spouses-in-law, and are all nieces or nephews of Mr. Weyerhaeuser (see below).

Information about the Funds' Officers and Interested Trustee

 ==================== ================== ================== =================== ================== ==================
 Name, Address and    Positions Held     Term of Office     Principal           Number of          Other
 Age                  with the Funds     and Length of      Occupation(s)       Portfolios in      Directorships
                                         Time Served        During the Last 5   the Fund Complex   Held by the
                                                            Years               Overseen by the    Trustee
                                                                                Trustee
 ==================== ================== ================== =================== ================== ==================
 Philip W. Pascoe     President and      Tenure: 6 yrs      Chairman and
 (56)                 Chief Executive    Term Expires:      Chief Executive            N/A         None
                      Officer,           December, 2003     Officer,
 1145 Broadway        Treasurer                             Treasurer,
 Plaza, P.O. Box                                            Clearwater
 1278, Tacoma,                                              Management
 Washington 98402                                           Company
                                                            (1996-Present);

                                                            Managing
                                                            Director, U.S.
                                                            Bank-Piper
                                                            Jaffray, Inc.
                                                            (1996-Present)
 -------------------- ------------------ ------------------ ------------------- ------------------ ------------------
 Frederick T.         Trustee, Vice      As Trustee;        Private Investor                       Potlatch
 Weyerhaeuser (71)1   President and      Tenure: 16yrs                                  3          Corporation
                      Secretary          Term: Indefinite                                          (1960-Present)
 332 Minnesota
 Street, Saint                           As Officer;                                               Minnesota Mutual
 Paul, Minnesota                         Tenure: 4 yrs                                             Life Insurance
 55101                                   Term Expires:                                             Co. and
                                         December, 2003                                            Subsidiaries
                                                                                                   (1968-Present)
 -------------------- ------------------ ------------------ ------------------- ------------------ ------------------


1 Mr. Weyerhaeuser is an interested trustee due to his daughter's position as a director of Clearwater Management Company, the Funds' adviser.

Responsibilities of the Board of Trustees

The business and affairs of the trust shall be managed by the trustees and they shall have all powers and authority necessary, appropriate or desirable to perform that function. The trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary, appropriate or desirable in connection with the management of the trust. The trustees shall not be bound or limited in any way by present or future laws, practices or customs in regards to trust investments or to other investments which may be made by fiduciaries, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to promote, implement or accomplish the various objectives and interests of the trust and of its series of shares. The Board of Trustees has not appointed any standing committees.

Equity Securities Owned by the Funds' Independent Trustees

 ====================== ============================================== ==============================================
    Name of Trustee       Dollar Range of Equity Securities in the      Aggregate Dollar Range of Equity Securities
                                            Trust                         in All Registered Investment Companies
                                                                        Overseen by Trustee in Family of Investment
                                                                                         Companies
 ====================== ============================================== ==============================================
 Lucy R. Jones                          $1 - $10,000                                   $1 - $10,000
 ---------------------- ---------------------------------------------- ----------------------------------------------
 Lawrence H. King                       Over $100,000                                  Over $100,000
 ---------------------- ---------------------------------------------- ----------------------------------------------
 Charles W. Rasmussen                   Over $100,000                                  Over $100,000
 ---------------------- ---------------------------------------------- ----------------------------------------------
 Laura E. Rasmussen                     Over $100,000                                  Over $100,000
 ---------------------- ---------------------------------------------- ----------------------------------------------
 Frederick T.                           Over $100,000                                  Over $100,000
 Weyerhaeuser
 ---------------------- ---------------------------------------------- ----------------------------------------------

Information Regarding Affiliations of the Independent Trustees

No independent trustee or immediate family member of such trustee owns any equity securities in any investment adviser, underwriter or other person who is directly or indirectly controlling, controlled by or under common control with an investment adviser or underwriter of the funds. No independent trustee or immediate family member has been involved in any transaction with such persons or organizations, or the provision of or receipt of any services to or from such persons or organizations (other than routine retail transactions). No officer of any such organization serves on the board of directors of any company of which any independent trustee serves as an officer.

Compensation of Trustees and Officers

The trust pays no salaries or compensation to any of its officers. Pursuant to the management contract, the manager, on behalf of the trust, paid each of the trustees $500 per meeting attended. Expenses incurred by trustees in attending meetings are reimbursed. Such fees and expenses are reimbursed by the manager to the trust under the management contract. The following table sets forth the amounts of compensation received by each trustee during the fiscal year ended December 31, 2002.


 ====================== ===================== ====================== ======================== =======================
    Name of Trustee          Aggregated            Pension or           Estimated Annual        Total Compensation
                         Compensation From     Retirement Benefits        Benefits Upon         From Fund and Fund
                               Trust           Accrued As Part of          Retirement            Complex Paid to
                                               the Funds' Expenses                                   Trustees
 ====================== ===================== ====================== ======================== =======================
 Lucy R. Jones                 $1,500                 None                    None                    $1,500
 ---------------------- --------------------- ---------------------- ------------------------ -----------------------
 Lawrence H. King              $1,500                 None                    None                    $1,500
 ---------------------- --------------------- ---------------------- ------------------------ -----------------------
 Charles W. Rasmussen          $1,500                 None                    None                    $1,500
 ---------------------- --------------------- ---------------------- ------------------------ -----------------------
 Laura E. Rasmussen            $1,500                 None                    None                    $1,500
 ---------------------- --------------------- ---------------------- ------------------------ -----------------------
 Frederick T.                  $1,500                 None                    None                    $1,500
 Weyerhaeuser
 ---------------------- --------------------- ---------------------- ------------------------ -----------------------


Personal Securities Transactions. The trust, the manager and each subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which is applicable to officers, trustees/directors and designated employees. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by a fund, and is designed to prescribe the means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the SEC.


                                 NET ASSET VALUE


The net asset value per share of each fund is determined as of the close of regular trading on the New York Stock Exchange (the "Closing Time") on each day that the Exchange is open for trading if such determination is then required to properly process a purchase order, redemption request or exchange request for shares of such fund. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the previous Friday or following Monday if any holiday falls on a Saturday or Sunday. Net asset value per share is determined by dividing the value of all of a fund's assets, less its liabilities, by the number of shares outstanding. Investments in securities are valued at the Closing Time at the last available sale price on the principal exchange or market where they are traded. The fund's generally value equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those for which trading has been suspended) will be valued at fair value as determined in good faith by the board of trustees, although the actual computations may be made by persons acting at the direction of the board of trustees. The price at which a purchase order is filled is the net asset value per share next computed after payment and a properly completed application are received by the transfer agent, unless a later computation date is specified by the investor on the purchase order.



                            HOW ARE SHARES PURCHASED?

Shares may be purchased directly from each fund. There is no sales charge or underwriting commission on purchases of shares of the funds. In order to purchase shares of either fund, an investor must either send a check or wire funds to the transfer agent and deliver to the transfer agent a completed Purchase Order and Account Application.

Minimum Purchases. No initial or subsequent investment of less than $1,000 will be accepted by the funds. However, reinvestments of dividends and capital gain distributions will be permitted, even if the amount of any such reinvestment is less than $1,000.

Minimum Account Size. If a shareholder holds shares of a fund in an account which, as a result of redemptions, has an aggregate net asset value of less than $1,000, the fund may redeem the shares held in such account at net asset value if the shareholder has not increased the net asset value of such shares in the account to at least $1,000 within three months of notice in writing by the fund to the shareholder of the fund's intention to redeem such shareholder's shares. During the three months following the mailing of such notice, each shareholder so notified has the opportunity to increase the value of his or her account to $1,000 and avoid redemption. An involuntary redemption consummated at a price below the shareholder's cost would result in a loss to the shareholder.

Each fund reserves the right to waive or change minimum and additional investment amounts, and minimum account sizes. The trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the funds when, in the judgment of the trustees or the manager, such withdrawal is in the best interests of the trust. An order to purchase shares is not binding on, and may be rejected by, the trust until it has been confirmed in writing.

Fund Accounts. When a shareholder first purchases shares of a fund, an account is opened in his or her name on the records of that fund. This account provides a convenient means to make additional investments and provides for regular transaction statements without the necessity of receiving and storing certificates. When a shareholder purchases or sells shares of a fund, an account statement showing the details of such transaction will be sent to the shareholder.

Share Certificates. Certificates representing shares of a fund ordinarily will not be issued. However, the board of trustees may, in its sole discretion, authorize the issuance of certificates for shares of a fund to shareholders who make a specific written request for share certificates.

                               EXCHANGE OF SHARES

Subject to the restrictions set forth below, some or all of the shares of a fund, including shares purchased with reinvested dividends and/or capital gain distributions, may be exchanged for shares of another Clearwater fund on the basis of the net asset value per share of each fund at the time of exchange.

Instructions for exchanges are made by delivery to the transfer agent of an exchange request signed by the record owner(s) exactly as the shares being exchanged are registered. New accounts must be established with the same registration information as the account from which the exchange is to be made. The dollar amount exchanged must at least equal the $1,000 minimum investment required for each of the funds. However, exchanges of shares of one fund for shares of the other fund in which the shareholder has an existing account will be permitted, even if the value of the shares exchanged is less than $1,000.

A shareholder should consider the differences in investment objectives and policies of the funds, as described in this Prospectus, before making any exchange. For federal and (generally) state income tax purposes, an exchange of shares is treated as a redemption of the shares exchanged followed by the purchase of new shares and, therefore, is a taxable transaction for the shareholder making the exchange.

Currently, there is no charge for the exchange privilege or limitation as to the frequency of exchanges. The trust may terminate or suspend the right to make exchange requests, or impose a limit on the number of exchanges that may be effected by a shareholder within any calendar year, or impose a transaction fee in connection with any exchange, at any time with notice to shareholders as required by law.


                            HOW ARE SHARES REDEEMED?

Any shareholder of any of the Clearwater funds has the right to offer shares for redemption by the trust. Redemptions will be effected at the net asset value per share next determined after receipt by the transfer agent of all required documents from the redeeming shareholder, unless a later redemption date is specified by the investor on the redemption request. Payment will be made within seven days after a redemption has been effected. However, if shares to be redeemed were recently purchased by check, a fund may delay transmittal of redemption proceeds until it has assured itself that good funds have been collected for the purchase of such shares. This may take up to 15 days. A fund may effect redemptions in kind (i.e., pay redemption proceeds consisting of portfolio securities or other non-cash assets) for redemptions in excess of $1 million if the manager determines, in its sole discretion, that any such redemption would be in the best interests of the fund. In order to redeem shares of a fund, a shareholder must deliver to the transfer agent a redemption request which has been endorsed by the record holder(s) exactly as the shares are registered with signature(s) guaranteed by any one of the following institutions: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency, provided that any such institution satisfies the standards established by the transfer agent.

If a share certificate has been issued at the discretion of the trustees, the shares represented by such certificate may be redeemed only if the share certificate is included with such redemption request and the certificate is properly endorsed with signature(s) so guaranteed or is accompanied by a properly endorsed stock power with signature(s) so guaranteed.

Net asset value per share for the purpose of redemption is determined in the manner described in "Net Asset Value." The net asset value per share received upon redemption may be more or less than the cost of shares to an investor, and a redemption is a taxable transaction for the redeeming shareholder.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exists: the New York Stock Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the trust of securities owned by a fund is not reasonably practicable or it is not reasonably practicable for the custodian fairly to determine the value of the fund's net assets; or the SEC, by order, so permits.


                                      TAXES

General. Under the Tax Code, each fund is treated as a separate taxpayer for federal income tax purposes. The funds do not expect to incur other than nominal state income tax liability.

Each fund has elected to be treated as a "regulated investment company" under the Tax Code, and intends to qualify for such treatment for each taxable year. To qualify as a regulated investment company under the Tax Code and be free from any U.S. federal income tax on investment company taxable income and net capital gains distributed to shareholders in accordance with the Tax Code, each fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and timely distribution of its income to shareholders.

4% Excise Tax. Under the Tax Code, each of the funds will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income (not including tax-exempt interest) and net capital gain income if it fails to meet certain distribution requirements by the end of each calendar year. Each fund intends to make the required distributions in a timely manner and accordingly does not expect to be subject to the excise tax.


In order to qualify as a regulated investment company under the Tax Code, each fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("the 90% income test") and satisfy quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which a fund invests that are not treated as corporations for U.S. tax purposes (e.g. partnerships or trusts) will generally pass through to such fund. Consequently, a fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If each fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Each of Growth Fund and Small Cap Fund may be subject to foreign withholding or other foreign taxes on its income (including taxes on interest, dividends and capital gains) from certain of its foreign investments and neither fund will be eligible to elect to pass such taxes and associated foreign tax credits or deductions through to its shareholders. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Foreign Exchange Gains and Losses. Foreign exchange gains and losses realized by a fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts (if any), foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Tax Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable a fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by a fund or its shareholders in future years.

Passive Foreign Investment Companies. If Growth Fund or Small Cap Fund acquires any equity interest (under treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond), in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or on gain actually received by the fund is timely distributed to its shareholders. A fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of private foreign investment companies as ordinary income. A fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

Other Investments. Investment by a fund in zero coupon securities, pay-in-kind securities, deferred interest securities or, in general, any other securities with original issue discount or market discount (if the fund elects to include market discount in income on a current basis) could require the fund to recognize income or gain prior to the receipt of cash. However, a fund must distribute at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify for taxation as a regulated investment company under the Tax Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to by borrow the cash, to satisfy distribution requirements. Management of the funds will consider these potential adverse tax consequences in evaluating the appropriateness of these investments.

Options written or purchased and futures contracts entered into by a fund on certain securities, indices and foreign currencies, as well as certain forward currency contracts, may cause a fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 as described above, and accordingly may produce ordinary income or loss. Additionally, a fund may be required to recognize gain if an option, futures contract, forward contract, short sale against the box or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an appreciated financial position" held by a fund under Section 1259 of the Tax Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a fund may receive no corresponding cash amounts, possibly requiring the disposition of fund securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Tax Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

Tax-Exempt Bond Fund may invest in debt obligations that are rated below investment-grade. Investments in debt obligations that are at risk of or in default present special issues for Tax-Exempt Bond Fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Taxation of Shareholders. Each of Growth Fund and Small Cap Fund intends to distribute all of its net investment income, any excess of net short-term capital gain over net long-term capital loss, and any excess of net long-term capital gain over net short-term capital loss, after taking into account any capital loss carryovers of the fund, if any, at least once each year. Tax-Exempt Bond Fund will declare its dividends from investment income daily and distribute these dividends monthly. Distributions from investment company taxable income (which does not include exempt-interest dividends paid by Tax-Exempt Bond Fund, as described below) will be taxable to shareholders as ordinary income and distributions from net capital gain will be taxable to shareholders as long term capital gain regardless of the shareholder's holding period for the shares.

Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends declared by a fund as of a record date in October, November or December and paid by a fund in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. In addition, certain other distributions made after the close of a taxable year of a fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.


Dividends and/or capital gain distributions, if any, may be taken in cash or automatically reinvested in additional shares (at the net asset value per share). All distributions are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of a fund. Shareholders who purchase shares prior to a taxable distribution will nevertheless be required to treat the distribution as ordinary income or long-term capital gain as described above, even though economically it may represent a return of a portion of their investment. Information regarding the tax status of each year's distributions will be provided to shareholders annually.




Special Tax Issues Affecting Tax-Exempt Bond Fund's Shareholders. The Tax Code permits tax-exempt interest received by a fund to flow through as tax-exempt "exempt-interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Tax Code. That part of a fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by Tax-Exempt Bond Fund as an "exempt-interest dividend" under the Tax Code.

Tax-Exempt Bond Fund intends to take all actions required under the Tax Code to ensure that the fund may pay "exempt-interest dividends." Distributions of net interest income from tax-exempt obligations that are designated by the fund as exempt-interest dividends are excludable from the federal gross income of the fund's shareholders. The fund's present policy is to designate exempt-interest dividends annually. The fund will calculate exempt-interest dividends based on the average annual method and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of income that was tax-
exempt during the period covered by the distribution. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their U.S. federal income tax return. Distributions paid from taxable interest income, from any net realized short-term capital gains and certain other taxable sources (possibly including certain swap payments, income from repurchase agreements, certain income from options or futures contracts or certain stripped tax-exempt obligations or their coupons, income from disposition of rights to when-issued securities prior to issuance, realized market discount, or certain other income) will be taxable to shareholders as ordinary income, whether received in cash or in additional shares.

Under the Tax Code and applicable regulations, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as Tax-Exempt Bond Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends (both taxable and tax-exempt) other than those treated as long-term capital gains. Indebtedness may be allocated to shares of Tax-Exempt Bond Fund even though not directly traceable to the purchase of such shares. Federal law also restricts the deductibility of other expenses allocable to shares of such fund.

For U.S. federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance certain private activities ("private activity bonds") are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers. The Tax-Exempt Bond Fund may invest up to 20% of its assets in securities that generate interest that is treated as an item of tax preference. In addition, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate AMT.

Because liability for the AMT depends upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in Tax-Exempt Bond Fund will be subject to the tax will depend upon each shareholder's individual situation. For shareholders with substantial tax preferences, the AMT could reduce the after-tax economic benefits of an investment in Tax-Exempt Bond Fund. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

Shares of Tax-Exempt Bond Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development revenue or private activity bonds, or persons related to "substantial users." Consult your tax adviser if you think this may apply to you.

In addition, shareholders who are or may become recipients of Social Security or certain railroad retirement benefits should be aware that exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of such benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

The Tax Reform Act of 1986 imposed new requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the U.S. federal income tax exemption for tax-exempt securities. Tax-Exempt Bond Fund cannot predict what additional legislation may be enacted that may affect shareholders. The fund will avoid investment in tax-exempt securities which, in the opinion of the investment adviser, pose a material risk of the loss of tax exemption. Further, if a tax-exempt security in the fund's portfolio loses its exempt status, the fund will make every effort to dispose of such investment on terms that are not detrimental to the fund.

Dividends-Received Deduction. Dividends received by Growth Fund or Small Cap Fund, if any, from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and properly designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends received deduction generally available to corporations under the Tax Code. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days), taking into account any holding period reductions from certain hedging or other transactions or positions that diminish risk of loss with respect to their fund shares, in order to qualify for the deduction and, if they borrow to acquire fund shares or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate AMT.


Redemptions. Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in a fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the U.S. federal tax basis of the shares acquired in the other investments.


Back Up Withholding and Other Rules. Dividends (other than exempt-interest dividends), capital gain distributions and the proceeds of redemptions, exchanges or repurchases of shares of a fund paid to a shareholder will be subject to 30% backup withholding of U.S. federal income tax if such shareholder does not provide the fund with his or her correct taxpayer identification number and certain certifications required by the Internal Revenue Service ("IRS") or if the fund is notified by the IRS or a broker that the shareholder is subject to such withholding. Please refer to the purchase order and account application for additional information. Backup withholding may be inapplicable to the Tax-Exempt Bond Fund for any year in which such fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.

Special tax rules apply to IRA or other retirement plans or accounts and to other special classes of investors, such as tax-exempt organizations, financial institutions and insurance companies. You should consult with your own tax adviser regarding the application of any such rules in your particular circumstances.

Applicability to Shareholders


U.S. Shareholders. The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts, or estates) and who are subject to federal income tax and hold their shares as capital assets. In addition to federal taxes, a shareholder may be subject to foreign, state and local taxes on distributions from or on the value of shares of a fund, depending on the laws of the shareholder's place of residence. The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state, local tax and foreign laws applicable to the shareholder.


Non-U.S. Shareholders. Shareholders who are not U.S. persons, as defined above, are subject to different tax rules, including a possible U.S. withholding tax at rates up to 30% on certain dividends treated as ordinary income and possible backup withholding at the rate of 30% unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file. Shareholders should consult their tax advisers for information on the application of these rules to their particular situations.


                                PERFORMANCE DATA

The funds' pre-tax and after tax average annual total return quotations, as they may appear in the Prospectus, this SAI or in advertising and sales material, are calculated by standard methods prescribed by the SEC.

Pre-tax Average Annual Total Return. Quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                         n
                                P (1 + T)   = ERV


Where:               P       =      a hypothetical initial payment of $1,000
                     T       =      average annual total return
                     n       =      number of years
                     ERV     =      ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of a designated period at the end of the designated period (or fractional portion thereof)

Computations of the pre-tax average annual total return of a fund will not take into account any required payments of federal or state income taxes.

Annual Total Return After Taxes on Distributions. Quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions, reduced by the taxes payable at the maximum applicable federal rates in effect each year, are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:
                                        n
                               P (1 + T)   = ATVD


Where:               P       =      a hypothetical initial payment of $1,000
                     T       =      average annual total return (after taxes on
                                    distributions)
                     n       =      number of years
                     ATVD    =      ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of a designated period at the end of the designated period (or fractional portion thereof), after taxes on distributions but not after taxes on redemption

Computations of the average annual total return after taxes on distributions of a fund will not take into account any required payment of federal income taxes due were the account to be redeemed. State and local income taxes on distributions and redemptions will also not be taken into account.

Annual Total Return After Taxes on Distributions and Redemption. Quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions, reduced by the taxes payable at the maximum applicable federal rates in effect each year, are reinvested) to equal the ending redeemable value (after the payment of federal income taxes on the redemption proceeds at such maximum rates) of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                        n
                               P (1 + T)   = ATVDR

Where:               P         =    a hypothetical initial payment of $1,000
                     T         =    average annual total return (after taxes on
                                    distributions)
                     n         =    number of years
                     ATVDR     =    ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of a designated period at the end of the designated period (or fractional portion thereof), after taxes on distributions and redemption

Computations of the average annual total return after taxes on distributions and redemption of a fund will not take into account any state and local income taxes on distributions and redemption.

For purposes of the above computations, it is assumed that all dividends and distributions made by the funds are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total returns (calculated as provided above) of each fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fees used for purposes of the above computation are assumed to be the fees that would be charged to the mean account size of such fund.

The average annual total returns of each fund will vary from time to time depending on market conditions, the composition of the fund's portfolio and operating expenses of the fund. These factors and possible differences in the methods used in calculating returns should be considered when comparing performance information regarding a fund to information published for other investment companies and other investment vehicles. Any return quotation should also be considered relative to changes in the values of a fund's shares and the risks associated with that fund's investment objectives and policies. At any time in the future, any return quotation may be higher or lower than a past return quotation and there can be no assurance that any historical return quotation will continue in the future.


The pre-tax average annual total return of Growth Fund for the one, five and ten year periods ended December 31, 2002, were -22.29%, 0.16% and 7.99% respectively. The average annual total return of Small Cap Fund for the one and five year periods ended December 31, 2002 and the period during which the Small Cap Fund has been managed by KCM, January 1, 1994 through December 31, 2002, were -10.27%, 5.89% and 10.85%, respectively. The total return of Tax-Exempt Bond fund for the one year period ended December 31, 2002 and the period January 14 through December 13, 2002 were 7.10% and 7.44%, respectively.

The average annual total return after taxes on distributions of Growth Fund for the one, five and ten year periods ended December 31, 2002, were -22.67%, -0.68% and 6.58%, respectively. The average annual total return of Small Cap Fund after taxes on distributions for the one and five year periods ended December 31, 2002 and the period during which the Small Cap Fund has been managed by KCM, January 1, 1994 through December 31, 2002, were -10.27%, 3.61% and 7.89%, respectively. The total return of Tax-Exempt Bond fund after taxes on distributions for the one year period ended December 31, 2002 and the period January 14 through December 13, 2002 were 7.01% and 7.19%, respectively.

The average annual total return after taxes on distributions and redemption of Growth Fund for the one, five and ten year periods ended December 31, 2002, were -18.01%, 0.23% and 6.52%, respectively. The average annual total return of Small Cap Fund after taxes on distributions and redemption for the one and five year periods ended December 31, 2002 and the period during which the Small Cap Fund has been managed by KCM, January 1, 1994 through December 31, 2002, were -8.21%, 4.06% and 7.86%, respectively. The total return of Tax-Exempt Bond fund after taxes on distributions and redemption for the one year period ended December 31, 2002 and the period January 14 through December 13, 2002 were 6.81% and 7.05%, respectively.


The foregoing total return figures were determined based on expenses in effect for the funds during the covered periods.

Yield. Yield is computed by dividing the net investment income per share (as defined under SEC rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:
                                                   6
                          Yield = 2 ([((a-b)/cd)+1] -1)

          a  =          dividends and interest earned during the periods;
          b  =          expenses accrued for the period (net of reimbursements);
          c  =          the average  daily  number of shares  outstanding during
                        the period that were  entitled to receive dividends; and
          d  =          the maximum offering price per share on the last day of
                        the period.

The formula assumes values for a, b, c, and d will be calculated based on a 30-day period.

Taxable Equivalent Yield. The Tax-Exempt Bond Fund may state a taxable equivalent yield which is computed by dividing that portion of the yield of the fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the fund that is not tax-exempt.


                        MORE INFORMATION ABOUT THE FUNDS

General. As a Massachusetts business trust, the trust's operations are governed by its Declaration of Trust dated January 12, 1987 as amended and restated March 1, 1998 (the "Declaration of Trust"), a copy of which is on file with the office of the Secretary of the Commonwealth of the Commonwealth of Massachusetts. Unless otherwise required by the 1940 Act, as amended, ordinarily it will not be necessary for the trust to hold annual meetings of shareholders. As a result, shareholders may not consider the election of trustees or the appointment of independent accountants for the trust on an annual basis. The Board of Trustees, however, will call a special meeting of shareholders for the purpose of electing trustees if, at any time, less than a majority of trustees holding office at the time were elected by shareholders. The Board of Trustees may remove a trustee by the affirmative vote of at least a majority of the remaining trustees. Under certain circumstances, shareholders may communicate with other shareholders in connection with requesting a special meeting of shareholders.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of such trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or its trustees. Moreover, the Declaration of Trust provides for the indemnification out of trust property of any shareholders held personally liable for any obligations of the trust. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the trust itself would be unable to meet its obligations. In light of the nature of the trust's business and the nature and amount of its assets, the possibility of the trust's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is extremely remote.

The Declaration of Trust further provides that the trust shall indemnify each of its trustees for any neglect or wrongdoing of any advisory board member, officer, agent, employee, consultant, investment adviser or other adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the trust, nor shall any trustee be responsible for the act or omission of any other trustee. The Declaration of Trust does not authorize the trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Voting. Under the Declaration of Trust, the board of trustees is authorized to issue an unlimited number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series. Shares of the trust are freely transferable, are entitled to dividends as declared by the board of trustees and, in liquidation, are entitled to receive the net assets of their series, but not of any other series. Shareholders are entitled to cast one vote per share (with proportional voting for fractional shares) on any matter requiring a shareholder vote. Shareholders of each series vote separately as a class on any matter submitted to shareholders except when otherwise required by the 1940 Act, in which case the shareholders of all series affected by the matter in question will vote together as one class. If the board of trustees determines that a matter does not affect the interests of a series, then the shareholders of that series will not be entitled to vote on that matter.

As of March 31, 2003 , each of the following persons owned five percent or more of the voting securities of each such fund:

----------------------------------------- ------------------------ ----------------------- -------------------------
Name                                      Total Shares             Total Shares            Total Shares
                                          Clearwater Growth Fund   Clearwater Small Cap    Clearwater
                                                                   Fund                    Tax-Exempt Bond Fund
----------------------------------------- ------------------------ ----------------------- -------------------------
Sara G. Dent*                                                              5.29%
----------------------------------------- ------------------------ ----------------------- -------------------------
W. John Driscoll*                                 13.73%                   8.70%                    13.74%
----------------------------------------- ------------------------ ----------------------- -------------------------
Bette D. Moorman*                                                                                   7.11%
----------------------------------------- ------------------------ ----------------------- -------------------------
Walter S. Rosenberry, III*                         7.67%                   6.74%                    17.36%
----------------------------------------- ------------------------ ----------------------- -------------------------
E. Rodman Titcomb, Jr.*                            6.96%                   6.34%
----------------------------------------- ------------------------ ----------------------- -------------------------
Frederick W. Titcomb**                             5.63%                   5.75%
----------------------------------------- ------------------------ ----------------------- -------------------------
John W. Titcomb, Jr.**                             5.26%
----------------------------------------- ------------------------ ----------------------- -------------------------
Annette B. Weyerhaeuser**                                                                           6.51%
----------------------------------------- ------------------------ ----------------------- -------------------------
Charles A. Weyerhaeuser*                          10.68%                   9.39%
----------------------------------------- ------------------------ ----------------------- -------------------------
David M. Weyerhaeuser**                           10.18%                   9.53%
----------------------------------------- ------------------------ ----------------------- -------------------------
Frederick T. Weyerhaeuser*                        14.10%                   13.58%                   20.36%
----------------------------------------- ------------------------ ----------------------- -------------------------
George H. Weyerhaeuser**                           9.02%
----------------------------------------- ------------------------ ----------------------- -------------------------
William T. Weyerhaeuser**                         26.30%                   20.29%                   29.11%
----------------------------------------- ------------------------ ----------------------- -------------------------
Wendy W. Weyerhaeuser**                            9.27%
----------------------------------------- ------------------------ ----------------------- -------------------------
Anne E. Zaccaro                                    5.59%
----------------------------------------- ------------------------ ----------------------- -------------------------


*    332 Minnesota Street, Suite 2100, Saint Paul, Minnesota 55101-1394
**   1145 Broadway, Suite 1500, P.O. Box 1278, Tacoma, Washington 98401

An owner of 25% or more of the outstanding voting securities of a fund is deemed under the 1940 Act to have a "controlling" interest in the fund. If the fund held an annual meeting of shareholders, the effect of other shareholders' voting rights could be diminished by the influence of the controlling shareholder's substantial voting power.


Independent Accountants. KPMG LLP serves as independent public accountants to the trust. In this capacity, KPMG LLP audits and renders an opinion on the funds' financial statements.


                              FINANCIAL STATEMENTS

The trust's annual report for the fiscal year ended December 31, 2002 accompanies this SAI and is incorporated herein by reference in its entirety.

                                   APPENDIX A

                             Description of Ratings

BOND RATINGS

Moody's Investors Service, Inc.

Rating       Definition
Aaa          Judged to be the best quality, carry the smallest degree of investment risk. Aa Judged to be of high quality by all standards.
A            Possess many favorable investment attributes and are to be considered as higher medium grade obligations
Baa          Medium grade obligations. Lack outstanding investment
             characteristics.
Ba           Judged to have speculative elements. Protection of interest and principal payments may be very moderate.
B            Generally lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

Moody's also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Standard & Poor's Corporation

Rating       Definition
AAA          Highest grade obligations and possess the ultimate degree of protection as to principal and interest. AA Also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree.
A            Regarded as upper medium grade, have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions, interest and principal are regarded as safe.
BBB          Considered investment grade with adequate capacity to pay interest and repay principal.
BB           Judged to be speculative with some inadequacy to meet timely interest and principal payments.
B            Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.

Standard & Poor's applies indicators "+", no character, and "-" to the above rating categories AA through B. The indicators show relative standing within the major rating categories.

Fitch IBCA

Rating       Definition
AAA          Highest credit quality with exceptional ability to pay interest and repay principal.
AA           Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA.

A Investment grade with high credit quality. Ability to pay interest and repay principal is strong.
BBB Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.
BB Considered speculative. Ability to pay interest and repay principal may be affected over time by adverse economic changes.
B Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.

+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

Duff & Phelps Credit Rating Co.
Rating       Definition
AAA          Highest credit quality, risk factors are negligible.
AA           High credit quality with moderate risk.
A            Protection factors are average but adequate, however, risk factors are more variable and greater in periods of economic stress.
BBB          Below average protection factors, but still considered sufficient for prudent investment.
BB           Below investment grade but likely to meet obligations when due.
B            Below investment grade and possessing risk that obligations will not be met when due.

+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

COMMERCIAL PAPER RATINGS

Moody's

Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's

The rating A-1 is the highest commercial paper rating assigned by Standard & Poor's Corporation. The modifier "+" indicates that the security is in the higher end of this rating category.

Fitch IBCA

F-1+         Exceptionally strong credit quality.
F-1          Strong credit quality.

Duff & Phelps

Category 1 (top grade):
Duff1+       Highest certainty of timely payment.
Duff1        Very high certainty of timely payment.

Duff1-       High certainty of timely payment.

MUNICIPAL BOND, MUNICIPAL NOTE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Municipal Bond Ratings

Standard & Poor's Corporation:

Rating       Definition
AAA          Highest rating; extremely strong security.
AA           Very strong security; differs from AAA in only a small degree.
A            Strong capacity but more susceptible to adverse economic effects than two above categories.
BBB          Adequate capacity but adverse economic conditions more likely to weaken capacity.
BB           Judged to be speculative with some inadequacy to meet timely interest and principal payments.
B            Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.

Standard & Poor's applies indicators "+", no character, and "-" to the above rating categories AA through B. The indicators show relative standing within the major rating categories.

Moody's Investors Services, Inc.:

Rating       Definition
Aaa          Best quality; carry the smallest degree of investment risk.
Aa           High quality; margins of protection not quite as large as the Aaa bonds.
A            Upper medium grade; security adequate but could be susceptible to impairment.
Baa          Medium grade; neither highly protected nor poorly secured--lack outstanding investment characteristics and sensitive to changes in economic circumstances.
Ba           Judged to have speculative elements. Protection of interest and principal payments may be very moderate.

B Generallylack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

Moody's also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Fitch IBCA:

Rating       Definition
AAA          Highest credit quality with exceptional ability to pay interest and repay principal.
AA           Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA.
A            Investment grade with high credit quality. Ability to pay interest and repay principal is strong.

BBB Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.
BB Considered speculative. Ability to pay interest and repay principal may be affected over time by adverse economic changes.
B Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.

+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

Duff & Phelps Credit Rating Co.:

Rating       Definition
AAA          Highest credit quality, risk factors are negligible. AA High credit quality with moderate risk.
A            Protection factors are average but adequate, however, risk factors are more variable and greater in periods of economic stress.
BBB          Below average protection factors, but still considered sufficient for prudent investment.
BB           Below investment grade but likely to meet obligations when due.
B            Below investment grade and possessing risk that obligations will not be met when due.

+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

Municipal Note Ratings

Standard & Poor's Corporation:

Rating       Definition
SP-1         Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2         Satisfactory capacity to pay principal and interest.

Moody's Investors Service, Inc.:

Rating*      Definition
MIG 1        Best quality.
MIG 2        High quality.
MIG 3        Favorable quality.
MIG 4        Adequate quality.

* A short-term issue having a demand feature, i.e., payment relying on external liquidity and usually payable upon demand rather than fixed maturity dates, is differentiated by Moody's with the use of the symbols VMIG1 through VMIG4.

Tax-Exempt Commercial Paper Ratings

Standard & Poor's Corporation:

Rating       Definition
A-1+         Highest degree of safety.
A-1          Very strong degree of safety.

Moody's Investors Service, Inc.:

Rating       Definition

Prime        1 (P-1) Superior capacity for repayment.

                          CLEARWATER INVESTMENT TRUST

                             Clearwater Growth Fund
                            Clearwater Small Cap Fund
                         Clearwater Tax-Exempt Bond Fund
                        332 Minnesota Street, Suite 2100
                               St. Paul, MN 55101

EXECUTIVE OFFICERS:                                     TRUSTEES:

Philip W. Pascoe, President , CEO &Treasurer            Lucy R. Jones
                                                        Lawrence H. King
Frederick T. Weyerhaeuser, Vice President & Treasurer   Charles W. Rasmussen
                                                        Laura E. Rasmussen
                                                        Frederick T. Weyerhaeuser

INVESTMENT MANAGER:                                     CLEARWATER GROWTH FUND
                                                        SUBADVISER:

Clearwater Management Co., Inc.                         Parametric Portfolio Associates
332 Minnesota Street, Suite 2100                        701 Fifth Avenue, Suite 7310
St. Paul, MN  55101                                     Seattle, WA 98014-7090

CUSTODIAN:                                              CLEARWATER SMALL CAP FUND
                                                        SUBADVISER:

State Street Bank and Trust  Company                    Kennedy Capital Management
801 Pennsylvania                                        10829 Olive Boulevard
Kansas City , MO 64105                                  St. Louis, MO  63141-7739

COUNSEL FOR THE FUNDS:                                  CLEARWATER TAX-EXEMPT BOND FUND SUBADVISER:

Hale and Dorr LLP                                       Sit Fixed Income Advisors II, L.L.C.
60 State Street                                         4600 Wells Fargo Center
Boston, MA  02109                                       Minneapolis, MN  55402

INDEPENDENT AUDITORS:                                TRANSFER AGENT AND
                                                        SHAREHOLDER SERVICES:

KPMG LLP                                                Fiduciary Counselling, Inc.
4200 Wells Fargo Center                                 332 Minnesota Street, Suite 2100
90 South 7th Street                                     St. Paul, MN  55101-1394
Minneapolis, MN  55402                                  (888) 228-0935

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 2003

                           CLEARWATER INVESTMENT TRUST

                                    FORM N-1A

                            PART C. OTHER INFORMATION


Item 23. Exhibits

      (a)(1)   Declaration of Trust dated January 12, 1987 1

      (a)(2)   Amendment to Declaration of Trust dated March 25, 1994 1

      (a)(3)   Amended and Restated Declaration of Trust dated March 1, 1998 2

      (a)(4) Certificate of Designation with respect to Clearwater Municipal Bond Fund 4

      (b)(1)   By-Laws 1

      (b)(2)   Amended and Restated By-Laws dated March 1, 1998 2

      (c)      None.

      (d)(1)   Management Contract dated May 1, 1994 1

      (d)(2)   Management Contract, as amended, dated March 1, 1998 2

      (d)(3) Form of Management Contract by and among Clearwater Investment Trust, on behalf of its series, Clearwater Tax-Exempt Bond Fund and Clearwater Management Co., Inc. 4

      (d)(4) Subadvisory Contract with SIT Investment Associates, Inc.for Clearwater Growth Fund dated May 1, 1994 1

      (d)(5) Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated November 1, 1997 2

      (d)(6) Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated May 5, 2000 6


      (d)(7) Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated September 20, 2001 7


      (d)(8) Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated May 1, 1994 1

      (d)(9) Amendment to the Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated January 1, 1998 2

      (d)(10) Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated April 16, 1999 6

      (d)(11)  Form of Subadvisory Contract by and among Clearwater
               Investment Trust, on behalf of its series, Clearwater Municipal Bond Fund and Sit Investment Associates, Inc. 4

      (e)      None.

      (f)      None.

      (g)(1) Custodian Agreement with Norwest Bank Minnesota, N.A. dated March 31, 1987 1

      (g)(2)   Amendment to Custodian Agreement dated March 27, 1991 1

      (g)(3)   Amendment to Custodian Agreement dated November 4, 1992 1

      (g)(4) Custodian Agreement with Investors Fiduciary Trust Company dated September 29, 1997 2

      (g)(5)   Amendment to Custodian Agreement dated March 1, 1998 3

      (h)(1)   Investment Company Service Agreement dated March 2, 1987 1

      (h)(2)   Amendment to Investment Company Service Agreement dated
               May 1, 1995 1

      (h)(3)   Accounting Services Agreement dated April 3, 1995 1

      (i)      None.

      (j)(1)   Consent of Independent Accountants +

      (k)      None.

      (l)(1)   Stock Purchase Agreement dated February 19, 1987 1

      (m)      None.

      (n)      None.

      (o)      None.

      (p)(1) Code of Ethics of Clearwater Investment Trust and Clearwater Management Company, Inc.5

      (p)(2) Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund 5

      (p)(3) Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund dated June 15, 2001


      (p)(4) Code of Ethics of Kennedy Capital Managment, Inc., subadviser to Clearwater Small Cap Fund 5

      (p)(5) Code of Ethics of Kennedy Capital Managment, Inc., subadviser to Clearwater Small Cap Fund dated September 1, 2000 6

      (p)(6) Code of Ethics of Sit Fixed Income Advisers, LLC, subadviser to Clearwater Tax-Exempt Bond Fund 5

      n/a      Powers of Attorney 5




                  ------------

                  +        Filed herewith

                  1 Previously filed as exhibits to post-effective amendment no. 10 to the Registration Statement on April 29, 1996 and incorporated herein by reference (File No. 33-12289).

                  2 Previously filed as exhibits to post-effective amendment no. 12 to the Registration Statement on
                           February 27, 1998 and incorporated herein by reference (File No. 33-12289).

                  3 Previously filed as exhibits to post-effective amendment no. 14 to the Registration Statement on April 13, 1999 and incorporated herein by reference (File No. 33-12289).

                  4 Previously filed as exhibits to post-effective amendment no. 15 to the Registration Statement on October 15, 1999 and incorporated herein by reference (File No. 33-12289).

                  5 Previously filed as exhibits to post-effective amendment no. 16 to the Registration Statement on April 27, 2000 and incorporated herein by reference (File No. 33-12289).

                  6 Previously filed as exhibits to post-effective amendment no. 17 to the Registration Statement on April 30, 2001 and incorporated herein by reference (File No. 33-12289).

                  7 Previously filed as exhibits to post-effective amendment no. 18 to the Registration Statement on April 26, 2002 and incorporated herein by reference (File No. 33-12289).

Item 24. Persons Controlled by or Under Common Control with the Fund

                  The Registrant is not directly or indirectly controlled by or under common control with any other person.

Item 25. Indemnification

                  Except for the Declaration of Trust, dated January 12, 1987, as amended and restated March 1, 1998, establishing the Registrant as a trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. See the Registrant's undertaking with respect to indemnification in Item 32 below.

Item 26. Business and Other Connections of Investment Adviser

                  All of the information required by this item is set forth in the Forms ADV, as amended, of the Manager and the Subadvisers. The following sections of such Forms ADV are incorporated herein by reference:

                  (a)      Items 6 and 8 of Part II;

                  (b)      Section 6, Business Background, of each Schedule D.

Item 27. Principal Underwriter

                  Not applicable

Item 28. Location of Accounts and Records

                  The accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Fiduciary Counselling, Inc., 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101-1394.

Item 29. Management Services

                  The Registrant is a party to five contracts, described in the Prospectus and Statement of Additional Information, under which it receives management services from Clearwater Management Co., Inc. and advisory services from Parametric Portfolio Associates, Kennedy Capital Management and Sit Fixed Income Advisers II, LLC.

Item 30. Undertaking

                  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1993 and has duly caused this Post-Effective Amendment to such Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Paul and the State of Minnesota, on the 30th day of April, 2002.

                           CLEARWATER INVESTMENT TRUST

                         By: /s/Philip W. Pascoe
                             ----------------------
                             Philip W. Pascoe
                             President and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Clearwater Investment Trust has been signed below by the following persons in the capacities and on the dates indicated:

         Signature                                        Date

PRINCIPAL EXECUTIVE, FINANCIAL
AND ACCOUNTING OFFICER:

/s/Philip W. Pascoe                                   April 25, 2003
----------------------
Philip W. Pascoe
President and Treasurer

THE BOARD OF TRUSTEES:

/s/Lucy R. Jones*
Lucy R. Jones

/s/Lawrence H. King*
Lawrence H. King

/s/Laura E. Rasmussen*
Laura E. Rasmussen

/s/Charles W. Rasmussen*
Charles W. Rasmussen

/s/Frederick T. Weyerhaeuser*
Frederick T. Weyerhaeuser

*By /s/Philip W. Pascoe                               April 25, 2003
   ----------------------------------
         Philip W. Pascoe
         Power-of-Attorney

                                  Exhibit Index



Exhibit
Number

(j)      Consent of Independent Accountants